UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.  )

Filed by the Registrant   ☒

Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))

☒           Definitive Proxy Statement

☐          Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

REMARK MEDIA, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒          No fee required.

☐           Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)           Title of each class of securities to which transaction applies:

(2)           Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)           Proposed maximum aggregate value of transaction:

(5)           Total fee paid:

☐           Fee paid previously with preliminary materials:

☐           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)           Amount previously paid:

(2)           Form, Schedule or Registration Statement No.:

(3)           Filing Party:

(4)           Date Filed:

3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

December 8, 2014

Dear Stockholders:

It is our pleasure to invite you to a Special Meeting of Stockholders of Remark Media, Inc.  We will hold the meeting on December 23, 2014, at 10:00 a.m., local time, at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169.

At the special meeting, you will be asked to consider and vote upon (1) an amendment our Second Restated Certificate of Incorporation to increase the number of authorized shares of common stock to 50,000,000; (2) an amendment our Second Restated Certificate of Incorporation to (i) provide that the size of the Board shall be fixed in accordance with our Bylaws, (ii) delete the requirement that we maintain a standing special committee of the Board, and (iii) make certain conforming changes described in more detail in the proxy statement for the Special Meeting; (3) a proposal to approve the potential issuance of more than 19.99% of our outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock; and (4) an amendment to our 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder to 6,000,000.  The approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.

Your vote is important.  Whether or not you plan to attend the special meeting, please promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

Thank you for your ongoing support.  We hope to see you at the special meeting.

Sincerely,

Kai-Shing Tao
Chairman and Chief Executive Officer

3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON DECEMBER 23, 2014

Notice is hereby given that a special meeting of stockholders (the “Special Meeting”) of Remark Media, Inc. (“we,” “our,” “us” or the “Company”) will be held on December 23, 2014, at 10:00 a.m., local time, at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169, for the following purposes, as more fully described in the accompanying proxy statement:

1.	to approve an amendment to the Company’s Second Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock to 50,000,000;

2.
to approve an amendment to the Company’s Second Restated Certificate of Incorporation to (i) provide that the size of the Board shall be fixed in accordance with the Company’s Bylaws, (ii) delete the requirement that the Company maintain a standing special committee of the Board, and (iii) make certain conforming changes described in more detail in the proxy statement for the Special Meeting;

3.	to approve the potential issuance of more than 19.99% of the Company's outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock;

4.	to approve an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 6,000,000; and

5.	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.

Only stockholders of record at the close of business on October 31, 2014 are entitled to notice of, and to vote at, the Special Meeting.

Your vote is extremely important, regardless of the number of shares you own.  Whether or not you plan to attend the Special Meeting, we ask that you promptly sign, date and return the enclosed proxy card or voting instruction card in the envelope provided, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

By order of the Board of Directors,

December 8, 2014	Kai-Shing Tao
Las Vegas, Nevada	Chairman and Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the
Remark Media, Inc. Special Meeting of Stockholders
to be Held on December 23, 2014

The Proxy Statement and our form of proxy card are available on the Internet at www.remarkmedia.com/special-meeting.

REMARK MEDIA, INC.

Questions and Answers about the Proxy Materials and the Special Meeting	1
Overview of Proposals to Amend Existing Charter (Proposal Nos. 1 and 2)	8
Proposal No. 1: Increase Authorized Shares of Common Stock	9
Proposal No. 2: Additional Amendments to Certificate of Incorporation	11
Proposal No. 3: Approval of Potential Issuance of More than 19.99% of the Company’s Outstanding Common Stock in Accordance With 1,000 Authorized Shares of Series A Preferred Stock	13
Proposal No. 4: Amendment to 2014 Incentive Plan	18
Security Ownership of Certain Beneficial Owners and Management	23
Executive Compensation	25
Summary Compensation Table	25
Employment Agreements	25
Outstanding Equity Awards at Fiscal Year-End	26
Director Compensation	26
Equity Compensation Plan Information	27
Stockholder Proposals	28
Proxy Solicitation	29
Where You Can Find Additional Information	29

Annex A:  Form of Amended and Restated Certificate of Incorporation
Annex B:  Marked Copy of Amended and Restated Certificate of Incorporation
Annex C:  Form of Amended 2014 Incentive Plan

PROXY STATEMENT

This proxy statement (“Proxy Statement”) is furnished by the Board of Directors of Remark Media, Inc. (the “Board”) in connection with the solicitation of proxies for use at the Special Meeting of Stockholders (the “Special Meeting”) to be held at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169, on December 23, 2014, at 10:00 a.m., local time, and any adjournments thereof.  This Proxy Statement, along with a Notice of Special Meeting of Stockholders and either a proxy card or a voting instruction card, are being mailed to stockholders beginning on or about December 8, 2014.

Unless the context otherwise requires, in this Proxy Statement, we use the terms “Remark,” “we,” “our,” “us” and the “Company” to refer to Remark Media, Inc. and its subsidiaries.

QUESTIONS AND ANSWERS ABOUT
THE PROXY MATERIALS AND THE SPECIAL MEETING

Q:	Why did I receive this Proxy Statement?

A:
The Board is soliciting your proxy to vote at the Special Meeting because you were a stockholder at the close of business on October 31, 2014, the record date, and are entitled to vote at the Special Meeting.  The Special Meeting is being held for the purposes of obtaining stockholder approval for certain amendments to the Company’s Second Restated Certificate of Incorporation (the “Existing Charter”), including but not limited to increasing the number of authorized shares of the Company’s common stock to 50,000,000, for the potential issuance of more than 19.99% of our outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock, and for an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 6,000,000.

Q:	What information is contained in this Proxy Statement?

A:	The information in this Proxy Statement relates to the proposals to be voted on at the Special Meeting, the voting process and certain other required information.

Q:	What should I do if I receive more than one set of voting materials?

A:
You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards.  For example, if you hold your shares in more than one brokerage account, you may receive a separate voting instruction card for each brokerage account in which you hold shares.  If you are a stockholder of record and your shares are registered in more than one name, you will receive more than one proxy card.  Please complete, sign, date and return each proxy card and voting instruction card that you receive.

Q:	How may I obtain an additional set of proxy materials?

A:	All stockholders may write to us at the following address to request an additional copy of these materials:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

If your shares are registered directly in your name with our transfer agent, Computershare, you are considered, with respect to those shares, the “stockholder of record.”  If you are a stockholder of record, this Proxy Statement and a proxy card have been sent directly to you by the Company.

If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the “beneficial owner” of shares held in street name.  If you own shares held in street name, this Proxy Statement has been forwarded to you by your broker, bank or nominee who is considered, with respect to those shares, the stockholder of record.  As the beneficial owner, you have the right to direct your broker, bank or nominee how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or the Internet, if the broker, bank or nominee offers these alternatives.  Since a beneficial owner is not the stockholder of record, you may not vote these shares in person at the Special Meeting unless you obtain a “legal proxy” from the broker, bank or nominee that holds your shares, giving you the right to vote the shares at the Special Meeting.

Q:	What am I voting on at the Special Meeting?

A:	You are voting on the following proposals:

•	to approve an amendment to the Existing Charter to increase the number of authorized shares of the Company’s common stock to 50,000,000 (“Proposal No. 1”);

•
to approve an amendment to the Existing Charter to (i) provide that the size of the Board shall be fixed in accordance with the Company’s Bylaws, (ii) delete the requirement that the Company maintain a standing special committee of the Board, and (iii) make conforming changes described in more detail in this Proxy Statement (“Proposal No. 2”);

•	to approve the potential issuance of more than 19.99% of the Company’s outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock (“Proposal No. 3”);

•
to approve an amendment to the Company’s 2014 Incentive Plan to increase the number of shares of the Company’s common stock authorized and reserved for issuance thereunder to 6,000,000 (“Proposal No. 4”); and

•	to transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.  The Board recommends a vote “FOR” the approval of Proposal Nos. 1, 2, 3 and 4.

Q:	Is approval of any of the proposals conditioned on approval of another proposal?

A:
Yes.  The approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.  If Proposal No. 1 does not receive the requisite vote for approval, then Proposal Nos. 3 and 4 will have no effect even if approved by our stockholders.  Proposal Nos. 1 and 2 do not require the approval of any other proposal to be effective.

Q:	How do I vote?

A:	You may vote using any of the following methods:

•	Proxy card or voting instruction card. Be sure to complete, sign and date the card and return it in the prepaid envelope.

•
By telephone or the Internet.  If you are a stockholder of record, you may vote by telephone or on the Internet using the instructions in the enclosed proxy card.  If you own shares held in street name, you will receive voting instructions from your bank, broker or other nominee and may vote by telephone or on the Internet if they offer that alternative.

•
In person at the Special Meeting.  All stockholders may vote in person at the Special Meeting. You may also be represented by another person at the Special Meeting by executing a proper proxy designating that person. If you own shares held in street name, you must obtain a legal proxy from your bank, broker or other nominee and present it to the inspector of election with your ballot when you vote at the Special Meeting.

Q:	What can I do if I change my mind after I vote my shares?

A:	If you are a stockholder of record, you may revoke your proxy at any time before it is voted at the Special Meeting by:

•	sending written notice of revocation to our Corporate Secretary;

•	submitting a new, proper proxy dated later than the date of the revoked proxy; or

•	attending the Special Meeting and voting in person.

If you own shares held in street name, you may submit new voting instructions by contacting your broker, bank or nominee.  You may also vote in person at the Special Meeting if you obtain a legal proxy as described in the answer to the previous question.  Attendance at the Special Meeting will not, by itself, revoke a proxy.

Q:	What if I return a signed proxy card, but do not vote for some of the matters listed on the proxy card?

A:	If you return a signed proxy card without indicating your vote, your shares will be voted in accordance with the Board’s recommendations, “FOR” the approval of Proposal Nos. 1, 2, 3 and 4.

Q:	Can my broker vote my shares for me without my instructions?

A:
No.  Brokers may not use discretionary authority to vote shares on non-routine matters, including each of the proposals described herein, if they have not received instructions from their clients.  Please provide voting instructions on each of the proposals described herein so your vote can be counted.

Q:	Can my shares be voted if I do not return my proxy card or voting instruction card and do not attend the Special Meeting?

A:	If you do not vote your shares held of record (registered directly in your name, not in the name of a bank or broker), your shares will not be voted.

If you do not vote your shares held in street name with a broker, your broker will not be authorized to vote on any of the items being put to a vote at the Special Meeting.  If your broker returns a valid proxy, but is not able to vote your shares, they will constitute “broker non-votes,” which are counted for the purpose of determining the presence of a quorum, have the same effect as a vote “AGAINST” Proposal Nos. 1 and 2, and do not affect the outcome of Proposal Nos. 3 and 4.

Q:	What are the voting requirements with respect to each of the proposals?

A:
The affirmative (“FOR”) vote of at least a majority of the outstanding shares of common stock entitled to vote at the Special Meeting is necessary to approve Proposal Nos. 1 and 2. Broker non-votes and abstentions will be counted for purposes of determining whether there is a quorum and will have the same effect as a vote “AGAINST” Proposal Nos. 1 and 2.

The affirmative (“FOR”) vote of a majority of all of the votes cast on the matter is necessary to approve Proposal Nos. 3 and 4.  Abstentions and broker non-votes will have no effect on the outcome of Proposal Nos. 3 and 4.

Additionally, the approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.  If Proposal No. 1 does not receive the requisite vote for approval, then Proposal Nos. 3 and 4 will have no effect even if approved by our stockholders.  Proposal Nos. 1 and 2 do not require the approval of any other proposal to be effective.

Q:	How many votes do I have?

A:	You are entitled to one vote for each share of common stock that you hold. As of October 31, 2014, the record date, there were 12,299,968 shares of common stock outstanding.

Q:	What happens if additional matters are presented at the Special Meeting?

A:
Other than the four items of business described in this Proxy Statement, we are not aware of any other business to be acted upon at the Special Meeting.  If you grant a proxy, the persons named as proxy holders, Kai-Shing Tao and Douglas M. Osrow, will have the discretion to vote your shares on any additional matters properly presented for a vote at the Special Meeting.

Q:	How many shares must be present or represented to conduct business at the Special Meeting?

A:
A quorum will be present if at least a majority of the outstanding shares of our common stock entitled to vote, totaling 6,149,985 shares, is represented at the Special Meeting, either in person or by proxy.

Both abstentions and broker non-votes (described above) are counted for the purpose of determining the presence of a quorum.

Q:	How can I attend the Special Meeting?

A:
You are entitled to attend the Special Meeting only if you were a stockholder of Remark as of the close of business on October 31, 2014, the record date, or if you hold a valid proxy for the Special Meeting.  You should be prepared to present photo identification for admittance.  If you are a stockholder of record, your name will be verified against the list of stockholders of record on the record date prior to your admission to the Special Meeting.  If you are not a stockholder of record, but hold shares through a broker, bank or nominee (i.e., in street name), you should provide proof of beneficial ownership on the record date, such as your most recent account statement prior to October 31, 2014, a copy of the voting instruction card provided by your broker, bank or nominee, or other similar evidence of ownership.  If you do not provide photo identification or comply with the other procedures outlined above, you will not be admitted to the Special Meeting.

The Special Meeting will begin promptly on December 23, 2014, at 10:00 a.m., local time.  You should allow adequate time for check-in procedures.

Q:	How can I vote my shares in person at the Special Meeting?

A:
Shares held in your name as the stockholder of record may be voted in person at the Special Meeting.  Shares held beneficially in street name may be voted in person at the Special Meeting only if you obtain a legal proxy from the broker, bank or nominee that holds the shares giving you the right to vote the shares.  Even if you plan to attend the Special Meeting, we recommend that you also submit your proxy card or voting instruction card as described herein so your vote will be counted if you later decide not to attend the Special Meeting.

Q:	What is the deadline for voting my shares?

A:
If you hold shares as the stockholder of record, your vote by proxy must be received before the polls close at the Special Meeting, except that proxies submitted by the Internet or telephone must be received by 1:00 a.m., Eastern Time, on December 23, 2014.

If you hold shares beneficially in street name, please follow the voting instructions provided by your broker, bank or nominee.  You may vote these shares in person at the Special Meeting only if at the Special Meeting you provide a legal proxy obtained from your broker, bank or nominee.

Q:	Is my vote confidential?

A:
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy.  Your vote will not be disclosed either within Remark or to third parties, except: (1) as necessary to meet applicable legal requirements; (2) to allow for the tabulation of votes and certification of the vote; and (3) to facilitate a successful proxy solicitation.  Occasionally, stockholders provide written comments on their proxy card, which are then forwarded to our management.

Q:	How are votes counted?

A:
For all items of business, you may vote “FOR,” “AGAINST” or “ABSTAIN.”  If you elect to “ABSTAIN,” the abstention will be counted for the purpose of establishing a quorum.  For purposes of approval, an abstention will have the same effect as a vote “AGAINST” Proposal Nos. 1 and 2, but will not affect the outcome of Proposal Nos. 3 and 4.

Q:	Where can I find the voting results of the Special Meeting?

A:
We intend to announce preliminary voting results at the Special Meeting and publish final voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (“SEC”) within four business days after the Special Meeting.

Q:	Who will bear the cost of soliciting votes for the Special Meeting?

A:
Remark is making this solicitation and will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials and soliciting votes.  In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities.  Upon request, we will also reimburse brokerage houses and other custodians, nominees and fiduciaries for forwarding proxy and solicitation materials to stockholders.

Q:	How can I obtain Remark corporate governance information?

A:	The following information is available in print to any stockholder who requests it:

•	Second Restated Certificate of Incorporation of Remark, as amended (referred to herein as the Existing Charter)

•	Second Amended and Restated Bylaws of Remark, as amended (the “Bylaws”)

•	The charters of the following committees of the Board: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee

•	Code of Business Conduct and Ethics

•	Policy regarding stockholder communications with the Board

Q:	What if I have questions for the Company’s transfer agent?

A:
Please contact our transfer agent at the telephone number or address listed below with any questions concerning stock certificates, transfer of ownership or other matters pertaining to your stock account.

Computershare
Mail Address: P.O. BOX 30170, College Station, TX, 77842
Overnight Delivery Address: 211 Quality Circle, Suite 210, College Station, TX, 77845
Toll free for US and Canada: 800-522-6645
Outside of US and Canada: 1 (201) 680 6578

Q:	Who can help answer my questions?

A:	If you have any questions about the Special Meeting or how to vote or revoke your proxy, please contact us at:

Remark Media, Inc.
3930 Howard Hughes Parkway, Suite 400
Las Vegas, Nevada 89169
Attention: Corporate Secretary

OVERVIEW OF PROPOSALS TO AMEND EXISTING CHARTER (PROPOSAL NOS. 1 AND 2)

Proposal Nos. 1 and 2 request approval of amendments of the Existing Charter to (1) increase the number of authorized shares of common stock to 50,000,000 (Proposal No. 1); and (2) (i) provide that the size of the Board shall be fixed in accordance with the Bylaws, (ii) delete the requirement that we maintain a standing special committee of the Board, and (iii) make certain conforming changes described in more detail in this Proxy Statement (Proposal No. 2).  The Company believes these proposed amendments are in the best interests of the Company and its stockholders and therefore requests that stockholders approve Proposal Nos. 1 and 2.

Neither Proposal No. 1 nor Proposal No. 2 is conditioned upon the approval of the other.  If one or both of the proposals is approved by stockholders, the Company intends to file a corresponding Amended and Restated Certificate of Incorporation reflecting the approved amendment(s) with the Delaware Secretary of State, and such amendment(s) will be effective on the date such certificate is filed with the Delaware Secretary of State.

The descriptions in this Proxy Statement of the proposed amendments of the Existing Charter contemplated by Proposal Nos. 1 and 2 are qualified in its entirety by reference to, and should be read in conjunction with, the full text of the Form of Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Annex A, which assumes that Proposal Nos. 1 and 2 are approved.  For convenience of reference, a marked copy of the Existing Charter showing the proposed amendments, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this Proxy Statement as Annex B.

PROPOSAL NO. 1:  INCREASE AUTHORIZED SHARES OF COMMON STOCK

The Company’s stockholders are being asked to approve an amendment to the Existing Charter to increase the number of authorized shares of the Company’s common stock, $0.001 par value per share, to 50,000,000, and correspondingly increase the number of authorized shares of all classes of the Company’s stock to 51,000,000.  The Existing Charter currently authorizes the issuance of 20,000,000 shares of common stock and 1,000,000 shares of preferred stock, par value $0.001 per share.

If Proposal No. 1 is approved, Article IV, Section 1, of the Existing Charter would be amended and restated to read in its entirety:

“Shares, Classes and Series Authorized.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Fifty-One Million (51,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $0.001 per share (hereinafter called “Common Stock”) and One Million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share (hereinafter called “Preferred Stock”).”

The increase in the number of authorized shares of common stock would become effective upon the filing of a corresponding Amended and Restated Certificate of Incorporation with the Delaware Secretary of State. If Proposal No. 1 is approved by stockholders at the Special Meeting, we intend to file a corresponding Amended and Restated Certificate of Incorporation reflecting the approved amendment with the Delaware Secretary of State as soon as practicable following the Special Meeting.

The Existing Charter currently authorizes the issuance of 20,000,000 shares of common stock.  As of December 1, 2014, (i) 12,852,255 shares of common stock were issued and outstanding, (ii) 1,835,197 shares of common stock were reserved for issuance under our equity incentive plans, including upon exercise of outstanding options to purchase common stock, (iii) 1,215,278 shares of common stock were issuable upon exercise of outstanding warrants, and (iv) 1,448,755 shares of common stock were issuable upon conversion of outstanding convertible promissory notes.  Therefore, as of December 1, 2014, we had outstanding or reserved for issuance a total of 17,351,485 shares of common stock out of the 20,000,000 shares authorized.

Additionally, under Proposal No. 3 we are requesting that stockholders approve the potential issuance of more than 19.99% of our outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock, and under Proposal No. 4 we are requesting that stockholders approve an amendment to the 2014 Incentive Plan to increase the number of shares of common stock authorized and reserved for issuance thereunder by 4,500,000 to a total of 6,000,000.  The approval of Proposal Nos. 3 and 4 are conditioned on the approval of Proposal No. 1.

The Board believes that it is in the best interest of the Company and its stockholders to increase the number of authorized shares of common stock in order to give us sufficient authorized shares to close the Purchase Agreement as discussed in Proposal No. 3 and amend the 2014 Incentive Plan as discussed in Proposal No. 4, and generally to support our growth and to provide flexibility for future corporate needs, including but not limited to grants under equity compensation plans, stock splits, financings, potential strategic transactions, including mergers, acquisitions, and business combinations, as well as other general corporate transactions.  These additional authorized shares would enable us to issue shares in the future in a timely manner and under circumstances we consider favorable without incurring the risk, delay and potential expense incident to obtaining stockholder approval for a particular issuance.

Increasing the number of authorized shares of common stock will not alter the number of shares of common stock presently issued and outstanding or reserved for issuance, and will not change the relative rights of holders of any shares, although it will enable us to close the Purchase Agreement as discussed in Proposal No. 3 and amend the 2014 Incentive Plan as discussed in Proposal No. 4, subject to stockholder approval of such proposals.  The additional authorized shares of common stock, if and when issued, would have the same rights and privileges as the shares of common stock previously authorized and issued and outstanding.

The issuance of any of the additional authorized shares of common stock, as discussed in Proposal Nos. 3 and 4 or otherwise, may dilute the proportionate ownership and voting power of existing stockholders, and their issuance, or the possibility of their issuance, may depress the market price of our common stock.

We do not have any existing plans, proposals or arrangements, written or otherwise, to issue any of the additional authorized shares of common stock other than as described in Proposal Nos. 3 and 4.  However, we may decide to seek additional equity or debt financing and/or divest of certain assets or businesses in order to provide additional working capital to sustain our operations.  The issuance of any shares of common stock or securities convertible into common stock in connection with any such financing may dilute the proportionate ownership and voting power of existing stockholders and depress the market price of our common stock.

The availability of additional authorized but unissued shares of common stock may enable our Board to render it more difficult or discourage an attempt to obtain control of the Company, which may adversely affect the market price of our common stock. If in the due exercise of its fiduciary obligations, for example, our Board were to determine that a takeover proposal were not in the best interests of the Company, such shares could be issued by the Board without stockholder approval in (i) one or more private placements or other transactions that might prevent, render more difficult or make more costly the completion of any attempted takeover transaction by diluting voting or other rights of the proposed acquirer or insurgent stockholder group or creating a substantial voting block in institutional or other hands that might support the position of the incumbent Board or (ii) an acquisition that might complicate or preclude the takeover. This proposal is not prompted by any specific effort or takeover threat currently perceived by management.

Vote Required

The affirmative (“FOR”) vote of a majority of the total outstanding shares of common stock entitled to vote at the Special Meeting is required to approve Proposal No. 1.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal No. 1.

PROPOSAL NO. 2: ADDITIONAL AMENDMENTS TO CERTIFICATE OF INCORPORATION

The Company’s stockholders are being asked to approve additional amendments to the Existing Charter:

(i)	to provide that the size of the Board shall be fixed in accordance with the Bylaws;

(ii)	to delete the requirement that the Company maintain a standing special committee of the Board; and

(iii)	to make conforming changes as set forth in the text of the amendment, including deleting references to a reverse stock split effective in February 2010.

These amendments are reflected in the full text of the Form of Amended and Restated Certificate of Incorporation attached to this Proxy Statement as Annex A, which assumes both of Proposal Nos. 1 and 2 are approved. For convenience of reference, a marked copy of the Existing Charter showing the proposed amendments, with deleted text shown in strikethrough and added text shown as double-underlined, is attached to this Proxy Statement as Annex B.

Fixing Size of Board in Accordance with Bylaws.  The Existing Charter provides that the size of our Board is fixed at seven members.  The proposed amendment to the Existing Charter would give our Board the authority to fix, from time to time, the size of our Board in accordance with the terms of the Bylaws, which the Board has authority to amend without seeking stockholder approval.  The Board currently is comprised of five members, and the Board believes that such smaller number of directors is more appropriate for the Company in its present circumstances, and make for a more efficient and cost effective Board.  Providing our Board with the authority to fix the size of our Board in accordance with the terms of the Bylaws will give us with the ability to periodically review the size of the Board, determine the size that is most effective in relation to our operations and make changes in the best interest of the Company and its stockholders without incurring the risk, delay and potential expense incident to obtaining stockholder approval for any such change.

Eliminate Standing Special Committee Requirement.  The Existing Charter requires that we maintain a standing special committee of the Board for indeterminate reasons.  The proposed amendment to the Existing Charter would eliminate this requirement.  The Existing Charter already provides for a standing audit committee, compensation committee and nominating committee.  Our Board believes that given the current size of the Company and the Board, and the existence of the three other standing committees, a standing special committee is not necessary, and the elimination of the requirement to maintain a standing special committee would make for a more efficient and cost effective Board.

Other Conforming Revisions.  As part of the proposed amendment of the Existing Charter, certain other provisions of the Existing Charter would also be amended, including by deleting references to a reverse stock split effective in February 2010.

These amendments would become effective upon the filing of a corresponding Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware. If Proposal No. 2 is approved by stockholders at the Special Meeting, we intend to file a corresponding Amended and Restated Certificate of Incorporation reflecting the approved amendments with the Delaware Secretary of State as soon as practicable following the Special Meeting.

Vote Required

The affirmative (“FOR”) vote of a majority of the total outstanding shares of common stock entitled to vote at the Special Meeting is required to approve Proposal No. 2.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal No. 2.

PROPOSAL NO. 3:  APPROVAL OF POTENTIAL ISSUANCE OF MORE THAN 19.99% OF THE COMPANY’S OUTSTANDING COMMON STOCK IN ACCORDANCE WITH 1,000 AUTHORIZED SHARES OF SERIES A PREFERRED STOCK

Terms of the Purchase Agreement

On November 17, 2014, the Company entered into a Stock Purchase Agreement (the “Purchase Agreement”) with Discover Growth Fund, a Cayman Islands exempted mutual fund (the “Fund” or “Discover”).  Pursuant to the Purchase Agreement, the Company agreed to issue and sell to Discover 250 shares of a new class of Series A Preferred Stock of the Company (the “Series A Preferred Stock”), convertible into shares of the Company’s common stock (the “Common Stock”) at a fixed conversion price of $6.50 per share (the “Conversion Price”), for a total purchase price of $2,500,000.00, subject to the satisfaction of certain closing conditions.  These closing conditions include conditions customary for transactions of this type as well as (i) approval by the Company’s stockholders of the Purchase Agreement in accordance with the requirements of NASDAQ Listing Rule 5635(d) and (ii) the staff of the Securities and Exchange Commission (the “SEC”) indicating that it is willing to declare effective a registration statement registering the shares of Common Stock issuable under the terms of the Series A Preferred Stock.  The Purchase Agreement will terminate automatically if the closing has not occurred on or before February 15, 2015.  Series A Preferred Stock purchased by Discover will be non-transferable.

The terms of the Series A Preferred Stock are set forth in a Certificate of Designations in the form attached as an exhibit to the Purchase Agreement (the “Certificate of Designations”), to be filed with the Secretary of State of the State of Delaware prior to the closing.  A summary of the material terms of the Series A Preferred Stock is set forth below.

Designation and Ranking.  The Company has designated 1,000 shares of Series A Preferred Stock.  The Series A Preferred Stock will rank (i) senior with respect to dividends to the Common Stock, (ii) pari passu with respect to rights upon liquidation with the Common Stock and (iii) junior to all existing and future indebtedness.

Voting.  The Series A Preferred Stock will not have any voting rights, including with respect to the election of directors, except as required by law; provided, however, the Company will not, without the affirmative approval of the holders of a majority of the shares of the Series A Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series A Preferred Stock or alter or amend the Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series A Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series A Preferred Stock or (v) enter into any agreement with respect to the foregoing.

Dividends.  From the date of issuance, each share of Series A Preferred Stock will accrue dividends at a rate of 8.0% per annum (the “Dividend Rate”), subject to adjustment as discussed below, on its face value of $10,000 (the “Face Value”), payable upon conversion or redemption of such share and when, as and if otherwise declared by the Company’s Board of Directors.  Dividends and any Embedded Derivative Liability (as defined below) are payable, at the Company’s sole and absolute discretion, either in cash or in shares of Common Stock valued at 80.0% of the applicable market price less $0.05 per share.  The applicable market price of the Common Stock for purposes of the foregoing is (i) the volume weighted average price of the Common Stock for the period commencing 30 days before the conversion or redemption of the Series A Preferred Stock or other applicable event and ending 90 days after the later of such date and the holder’s receipt of all applicable shares of Common Stock from such conversion, redemption or payment, not to exceed (ii) the average of the individual daily volume weighted average prices of the Common Stock for any five trading days during such period, selected by the holder in its sole and absolute discretion.

Liquidation Rights.  Upon the Company’s liquidation, dissolution or winding up, holders of Series A Preferred Stock will be entitled to payment of the Face Value plus any accrued but unpaid dividends with respect to such shares.

Company Redemption for Cash.  The Company will have the right, in its sole and absolute discretion, to redeem for cash all or any portion of the shares of Series A Preferred Stock then outstanding by paying the holder the following with respect to such shares: (i) if the redemption takes place on or after the five-year anniversary of issuance (the “Dividend Maturity Date”), the Face Value plus any accrued but unpaid dividends; (ii) if the redemption takes place prior to the Dividend Maturity Date, at an early redemption price equal to the Face Value plus any Embedded Derivative Liability minus any dividends paid; or (iii) if the price of the Common Stock falls below $4.00 and the redemption is made within 10 days thereafter, 150% of the Face Value.  The “Embedded Derivative Liability” for each share of Series A Preferred Stock means the Face Value multiplied by the product of (i) the applicable Dividend Rate and (ii) the number of whole years between the issuance date and the Dividend Maturity Date, i.e. five years.

Credit Risk Adjustment. The Dividend Rate will adjust upward by an amount equal to a defined credit spread adjustment of 98.45 basis points for each amount, if any, equal to an adjustment factor of $0.20 that a measuring metric, the applicable market price of the Common Stock, falls below a minimum triggering level of $5.50 per share of Common Stock.  The Dividend Rate will permanently adjust downward by an amount equal to a rate decrease adjustment of 3.0% for each amount, if any, equal to a rate factor of $1.00 that the measuring metric rises above a maximum triggering level of $8.50 per share of Common Stock for at least 30 consecutive trading days, but will not go below zero.  The applicable market price of the Common Stock for purposes of the foregoing is determined in the same manner as set forth in the Dividends section above.

Conversion into Common Stock.  Each share of Series A Preferred Stock will be convertible into such number of shares of Common Stock equal to the Face Value divided by the Conversion Price.  The Fund may convert its shares of Series A Preferred Stock at any time, and the Company may effect a conversion if the closing price of the Common Stock exceeds 300% of the Conversion Price for any 20 consecutive trading days, subject at all times to the Issuance Limitation (as defined below) and certain other conditions set forth in the Certificate of Designations.

Issuance Limitation.  At no time will the Company issue shares of Common Stock to a holder of Series A Preferred Stock pursuant to the Certificate of Designations (whether upon conversion of the Series A Preferred Stock or payment of dividends or any Embedded Derivative Liability in Common Stock) if the number of shares of Common Stock to be issued, when aggregated with all other shares of Common Stock then beneficially (or deemed beneficially) owned by such holder, would result in such holder owning more than 9.99% of the Common Stock then outstanding (the “Issuance Limitation”).

Under the Purchase Agreement, Discover also agreed that so long as it or any of its affiliates holds any Series A Preferred Stock or Common Stock underlying such shares, neither Discover nor any affiliate will: (i) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, or seek to advise or influence any person with respect to any voting securities of Company; or (ii) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of the Company, alone or together with any other person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of the Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving the Company or any of its subsidiaries, (c) a sale or transfer of a material amount of assets of the Company or any of its subsidiaries, (d) any change in the present board of directors or management of the Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of the Company, (f) any other material change in the Company’s business or corporate structure, (g) changes in the Company’s charter or bylaws or other actions that may impede the acquisition of control of the Company by any person, (h) a class of securities of the Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of the Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Securities Act of 1933, as amended (the “Securities Act”), or (j) any action, intention, plan or arrangement similar to any of those enumerated above.

Under the Purchase Agreement, Discover further agreed that so long as it or any of its affiliates holds any Series A Preferred Stock or Common Stock underlying such shares, neither Discover nor any affiliate will engage in or effect, directly or indirectly, any short sale of Common Stock, including but not limited to, through an investment in any derivative instrument having the same effect.

The Purchase Agreement also contains representations, warranties and covenants customary for transactions of this type.

In connection with the Purchase Agreement, the Company also entered into a Registration Rights Agreement with Discover (the “Registration Rights Agreement”), providing that the Company will file with the SEC a Registration Statement on Form S-3 covering the resale by Discover of (x) up to 384,616 shares of Common Stock issuable upon conversion or redemption of the Series A Preferred Stock to be sold under the Purchase Agreement and (y) up to 4,000,000 shares of Common Stock that may be issued, at the Company’s sole and absolute discretion, in payment of dividends or Embedded Derivative Liability with respect to such shares of Series A Preferred Stock, and maintain the effectiveness of such registration statement until all shares have been resold or may be resold pursuant to Rule 144 promulgated under the Securities Act without restriction.

The foregoing descriptions of the Purchase Agreement, the Certificate of Designations attached as an exhibit thereto, and the Registration Rights Agreement, are not complete and are qualified in their entirety by reference to the full text of the Purchase Agreement and the Registration Rights Agreement, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to the Company’s Current Report on Form 8-K filed with the SEC on November 17, 2014.

Potential Issuances of Series A Preferred Stock

As discussed above, in connection with the Purchase Agreement, we intend to file the Certificate of Designations with the Secretary of State of the State of Delaware to create and authorize 1,000 shares of Series A Preferred Stock.  If Proposal No. 3 is approved, the subsequent issuance and sale of up to 1,000 authorized shares of Series A Preferred Stock to Discover and the issuance of Common Stock under the terms thereof, under the Purchase Agreement and subsequent agreements under limited conditions, would not require further stockholder approval under NASDAQ Stock Market Rules.  The contemplated issuances and sales of Series A Preferred Stock to Discover and the limited conditions under which approval of Proposal No. 3 would apply are discussed below.

Purchase Agreement with Discover.  Pursuant to the terms of the Purchase Agreement, we have agreed to issue and sell to Discover 250 shares of Series A Preferred Stock.  If Proposal No. 3 is approved, subject to the approval of Proposal No. 1 and the satisfaction of certain other closing conditions, we would be able to close the Purchase Agreement and issue and sell these shares of Series A Preferred Stock to Discover pursuant to the terms of the Purchase Agreement.  Such shares of Series A Preferred Stock will be convertible into a total of 384,616 shares of Common Stock and upon the conversion or redemption of such shares of Series A Preferred Stock we may elect to issue to Discover, at our sole and absolute discretion, shares of Common Stock in payment of dividends and any Embedded Derivative Liability on such shares of Series A Preferred Stock.

Additional Potential Issuances to Discover.  Although we do not currently have any agreements in place with Discover regarding the issuance and sale of Series A Preferred Stock other than the Purchase Agreement, following the closing of the Purchase Agreement, we may determine that it is in the Company’s best interest to issue and sell to Discover some or all of the remaining 750 authorized shares of Series A Preferred Stock on terms substantially similar to those contained in the Purchase Agreement.  If Proposal No. 3 is approved and the Purchase Agreement closes, we would be able to issue and sell to Discover any such remaining authorized shares of Series A Preferred Stock on terms substantially similar to those contained in the Purchase Agreement, but only so long as any such transaction or transactions close within three months after the approval of Proposal No. 3.  This approval would apply only in the circumstances set forth above and will not apply to (i) the issuance and sale of any shares of Series A Preferred Stock to an investor other than Discover, (ii) the issuance and sale of any shares of Series A Preferred Stock to Discover on terms that are not substantially similar to those contained in the Purchase Agreement; or (iii) the issuance and sale of any shares of Series A Preferred Stock to Discover in a transaction that closes more than three months after the approval of Proposal No. 3.

Why the Company Needs Stockholder Approval

The Common Stock is listed on the Nasdaq Capital Market and, as such, we are subject to the NASDAQ Stock Market Rules.  NASDAQ Stock Market Rule 5635(d) is referred to as the “Nasdaq 20% Rule.”  In order to comply with the Nasdaq 20% Rule and to satisfy the closing conditions under the Purchase Agreement, we are seeking stockholder approval for the potential issuance of more than 19.99% of our outstanding common stock in accordance with 1,000 authorized shares of Series A Preferred Stock.

The Nasdaq 20% Rule requires that an issuer obtain stockholder approval prior to certain issuances of common stock or securities convertible into or exchangeable for common stock at a price less than the greater of market price or book value of such securities (on an as exercised basis) if such issuance equals 20% or more of the common stock or voting power of the issuer outstanding before the transaction.  Shares of Common Stock issuable upon the conversion or redemption of shares of Series A Preferred Stock, including any shares of Common Stock that we may elect to issue, at our sole and absolute discretion, in payment of dividends and any Embedded Derivative Liability, are considered common stock issued for the purposes of determining whether the 20% limit has been reached.  The aggregate number of shares of Common Stock issuable upon the conversion or redemption of the 1,000 authorized shares of Series A Preferred Stock could exceed 20% of our outstanding Common Stock at a price less than the greater of the book value or market of the shares on the applicable date, so the issuance of such shares of Series A Preferred Stock would be subject to the Nasdaq 20% Rule.

Effect of Proposal No. 3 on Current Stockholders

If stockholders approve Proposal No. 3, we will be able to issue and sell to Discover 250 shares of Series A Preferred Stock under the Purchase Agreement and to issue and sell to Discover any of the remaining 750 authorized shares of Series A Preferred Stock on terms substantially similar to those contained in the Purchase Agreement within three months after the approval of Proposal No. 3.  Further, the issuance of Common Stock under the terms of such shares of Series A Preferred Stock would not require further stockholder approval under NASDAQ Stock Market Rules.  If stockholders do not approve Proposal No. 3, we will be unable to close the transaction with Discover under the Purchase Agreement, we will not receive the $2,500,000 purchase price thereunder, and we will not have access to the net proceeds of the transaction.  We intend to use the net proceeds of the transaction for general corporate purposes.

The issuance and sale of up to 1,000 authorized shares of Series A Preferred Stock to Discover and the issuance of Common Stock upon the conversion or redemption of such shares, particularly if we elect to pay dividends and any Embedded Derivative Liability on such shares of Series A Preferred Stock in shares of Common Stock, may result in significant dilution to our stockholders and afford our stockholders a smaller percentage interest in the voting power, liquidation value and aggregate book value of the Company.  Additionally, the issuance and subsequent resale of such shares of Common Stock may cause the market price of our Common Stock to decline.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast at the Special Meeting is necessary to approve Proposal No. 3.  Approval of Proposal No. 3 also is conditioned on the approval of Proposal No. 1.  If Proposal No. 1 is not approved, then Proposal No. 3 will have no effect even if approved by our stockholders.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal No. 3.

PROPOSAL NO. 4: AMENDMENT TO 2014 INCENTIVE PLAN

The Board has adopted and is seeking stockholder approval of an amendment to the Company’s 2014 Incentive Plan (the “Plan”) to increase the number of shares of the Company’s common stock that are available to be issued under the Plan from 1,500,000 to 6,000,000 shares (subject to adjustment for stock splits, stock dividends and similar events).  The Plan was originally approved by the Board on February 17, 2014 and by stockholders on May 22, 2014.

As of December 1, 2014, 3,625 of the 1,500,000 shares authorized for issuance under the Plan remained available for future grants or awards.  The Board believes that an adequate reserve of shares available for issuance under the Plan is necessary to enable the Company to attract, motivate, and retain key employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries through the use of competitive incentives that are tied to stockholder value.  For this purpose, subject to the approval of stockholders, the Board adopted the amendment to the Plan on November 11, 2014 to increase the number of shares of common stock that are available to be issued under the Plan by 4,500,000 to 6,000,000.

Other than the amendment to the Plan to increase the number of shares of common stock that the Company may issue under the Plan, there are no other changes to the Plan being proposed.  If stockholders do not approve the amendment to the Plan, the Plan will remain in place in accordance with its current terms.

Summary of the Amended Plan

The following is a summary of the material terms of the 2014 Incentive Plan, as amended by the proposed amendment.  This summary is not complete and is qualified in its entirety by reference to the full text of the Form of Amended 2014 Incentive Plan attached to this Proxy Statement as Annex C, which assumes that Proposal No. 4 is approved.

Purpose

The purpose of the Plan is to promote the long-term success of the Company by attracting, motivating and retaining employees, directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries, through the use of competitive incentives that are tied to stockholder value.  The Plan seeks to align the interests of participants in the Plan with the Company’s stockholders by providing shares of common stock and other incentives to those whose judgment, initiative, and efforts influence the financial success and growth of the business and on whom the Company largely depends.

Administration

The Plan is administered by our Compensation Committee, which consists of three or more directors, each of whom qualifies as (i) an independent director under criteria established by the applicable listing standards of NASDAQ and other applicable laws and regulations, (ii) a “non-employee director” within the meaning of Rule 16b-3 of the Exchange Act and (iii) an “outside director” as defined in Treasury Regulations Section 1.162-27(e)(3) under the Internal Revenue Code of 1986, as amended (referred to herein as the Code), or if Compensation Committee does not exist or is unable to act for any reason, the Board. The Compensation Committee has complete authority to determine all provisions of all awards under the Plan, to interpret the Plan, and to make any other determination that it believes necessary and advisable for the proper administration of the Plan.  The Compensation Committee’s decisions on matters relating to the Plan will be final and conclusive. The Compensation Committee also has the authority to terminate, amend, suspend or modify the terms of any outstanding awards under the Plan in any manner permitted by the Plan; provided, however, that any recipient of an award adversely affected in any material way by such amended or modified terms has consented to such amendment or modification.

Eligibility and Participation

Eligible participants in the Plan include employees, nonemployee directors, advisors to and consultants of the Company, its affiliates and/or its subsidiaries.  The Compensation Committee may select from all eligible individuals those to whom awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each award.  In making this determination, the Compensation Committee may consider any factors it deems relevant, including without limitation, the office or position held by a participant or the participant’s relationship to the Company, the participant’s degree of responsibility for and contribution to the growth and success of the Company or any subsidiary or affiliate, the participant’s length of service, promotions and potential.

Types of Awards

Types of awards that may be granted under the Plan include cash-based awards, incentive and non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance units and other stock-based awards. The terms of any award will be evidenced by an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Compensation Committee which sets forth the terms and conditions of an award at the time the award is granted (the “Evidence of Award”).  In the event of any inconsistency between the terms of the Evidence of Award and the Plan, the terms of the Plan will govern.

Available Shares

Subject to adjustment upon certain corporate transactions or events, a maximum of 6,000,000 shares of our common stock may be issued under the Plan. In addition, subject to adjustment upon certain corporate transactions or events, a participant may not receive awards with respect to more than 650,000 shares of common stock in any year. If an option or other award granted under the Plan expires or terminates, the shares subject to any portion of the award that expires or terminates without having been exercised or paid, as the case may be, will again become available for the issuance of additional awards.

Awards Under the 2014 Incentive Plan

Options.  An option granted under the Plan is designated at the time of grant as either an incentive stock option or as a non-qualified stock option, provided that incentive stock options may be granted only to eligible employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code). Upon the grant of an option to purchase shares of common stock, the Compensation Committee will specify the option price, the maximum duration of the option, the number of shares of common stock to which the option pertains, the conditions upon which an option shall become vested and exercisable, and such other provisions as the Compensation Committee shall determine which are not inconsistent with the terms of the Plan. The purchase price of each share of common stock purchasable under an option will be determined by the Compensation Committee at the time of grant, but may not be less than 100% of the fair market value of such share of common stock on the date the option is granted. No option shall be exercisable later than the tenth anniversary date of its grant.

Stock Appreciation Rights (SARs).  SARs will be exercisable at such time or times and subject to such terms and conditions as determined by the Compensation Committee. The term of SARs granted under the Plan shall be determined by the Compensation Committee, in its sole discretion, and except as determined otherwise by the Compensation Committee, no stock appreciation right shall be exercisable later than the tenth anniversary date of its grant.

Restricted Stock and Restricted Stock Units.  Shares of restricted stock and/or restricted stock units may be granted under the Plan aside from, or in association with, any other award and will be subject to certain conditions and contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Compensation Committee deems desirable.  The Compensation Committee may provide in an Evidence of Award that the award of restricted stock is conditioned upon the participant making or refraining from making an election with respect to the award under Section 83(b) of the Code. If a participant makes an election pursuant to Section 83(b) of the Code concerning a restricted stock award, the participant shall be required to file promptly a copy of such election with the Company.

Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Compensation Committee, at any time and from time to time, may grant performance units and/or performance shares to participants in such amounts and upon such terms as the Compensation Committee shall determine. Each performance unit shall have an initial value that is established by the Compensation Committee at the time of grant. Each performance share shall have an initial value equal to the fair market value of a share of common stock on the date of grant. The Compensation Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of performance units/performance shares that will be paid out to the participant.

Cash-Based Awards and Other Stock-Based Awards. Subject to the provisions of the Plan, the Compensation Committee may grant cash-based awards or other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of common stock) in such amounts and subject to such terms and conditions, as the Compensation Committee shall determine. Such awards may involve the transfer of actual shares of common stock to participants, or payment in cash or otherwise of amounts based on the value of shares of common stock and may include, without limitation, awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States. Each cash-based award shall specify a payment amount or payment range as determined by the Compensation Committee; provided, however, that for purposes of Section 162(m) of the Code such cash-based award with respect to any fiscal year of the Company shall not exceed $300,000. Each other stock-based award shall be expressed in terms of shares of common stock or units based on shares of common stock, as determined by the Compensation Committee.

Restrictions on Transferability

Except as otherwise permitted by the Compensation Committee, the awards granted under the Plan are not transferable and may be exercised solely by a participant during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution or as otherwise required by law. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any award contrary to the provisions set forth in the Plan will be void and ineffective and will give no right to the purported transferee.

Amendment and Termination

Unless sooner terminated as provided therein, the Plan shall terminate on February 17, 2024. The Compensation Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in instances of adjustments in authorized shares, options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the option price of a previously granted option or the grant price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

Change in Control

Upon the occurrence of a change in control (as defined under the Plan), the Compensation Committee may accelerate the vesting and exercisability (as applicable) of any outstanding awards, in whole or in part, as determined by the Compensation Committee in its sole discretion.  In its sole discretion, the Compensation Committee may also determine that, upon the occurrence of a change in control, each outstanding option or SAR shall terminate within a specified number of days after notice to the participant, and each such participant shall receive, with respect to each share subject to such option or SAR, an amount equal to the excess of the fair market value of such share immediately prior to such change in control over the applicable option price or grant price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Compensation Committee shall determine in its sole discretion.

U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences under current law of equity-based awards that may be granted under the Plan.  It does not attempt to describe all possible federal or other tax consequences of participation in the Plan or tax consequences based on particular circumstances.

Incentive Stock Options

An optionholder recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an incentive stock option qualifying under Code Section 422.  However, an optionholder may be subject to the alternative minimum tax if the fair market value of our common stock on the date of exercise exceeds the optionholder’s purchase price for the shares.  Optionholders who neither dispose of their shares within two years following the date the option was granted nor within one year following the exercise of the option will normally recognize a capital gain or loss upon a sale of the shares equal to the difference, if any, between the sale price and the purchase price of the shares.  If an optionholder satisfies such holding periods upon a sale of the shares, we will not be entitled to any deduction for federal income tax purposes.  If an optionholder disposes of shares within two years after the date of grant or within one year after the date of exercise (referred to as a “disqualifying disposition”), the optionholder will normally recognize ordinary income in the tax year during which the disqualifying disposition occurs equal to the lesser of the difference between (i) the fair market value of the shares on the date of exercise and the purchase price of such shares, or (ii) the sales price and the purchase price of such shares.  The optionholder will normally also recognize capital gain equal to the difference, if any, between the sales price and the fair market value of such shares on the exercise date.  However, if a loss is recognized on the sale (i.e., the sales price is less than the purchase price of the disposed shares), the optionholder will not recognize any ordinary income and such loss will be a capital loss.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder upon the disqualifying disposition of the shares.

Nonqualified Stock Options

Options not designated or qualifying as incentive stock options will be nonqualified stock options having no special tax status.  An optionholder generally recognizes no taxable income as the result of the grant of such an option.  Upon exercise of a nonqualified stock option, the optionee normally recognizes ordinary income in the amount of the difference between the option exercise price and the fair market value of the shares on the exercise date.  Upon the sale of stock acquired by the exercise of a nonqualified stock option, any gain or loss, based on the difference between the sale price and the fair market value on the exercise date, will be taxed as a capital gain or loss.  No tax deduction is available to us with respect to the grant of a nonqualified stock option or the sale of the stock acquired pursuant to such grant.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the optionholder as a result of the exercise of a nonqualified stock option.

Restricted Stock; Stock Appreciation Rights

Generally speaking, the grant of restricted stock will not be taxable to the recipient until such time as the stock vests (i.e., the restrictions lapse or are satisfied), unless the recipient makes a special election to treat the stock as vested upon the date of grant.  Upon vesting (or grant, if the special election is made), the recipient will recognize ordinary income in the amount of the difference between the fair market value of the shares and the price paid, if any, for the shares.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the recipient, unless the limitation imposed by Section 162(m) of the Code is applicable.

A holder of a stock appreciation right generally recognizes no taxable income as the result of the grant of such right.  Upon exercise of a stock appreciation right, the holder normally recognizes ordinary income in the amount of the difference between the grant price and the fair market value of the shares on the exercise date.  If the holder is an employee, such ordinary income generally is subject to withholding of income and employment taxes.  No tax deduction is available to us with respect to the grant of a stock appreciation right.  We generally should be entitled to a deduction equal to the amount of ordinary income recognized by the holder as a result of the exercise of a stock appreciation right.

Other Types of Awards

With respect to other awards under the Plan, generally when the participant receives payment with respect to an award, the amount of cash and fair market value of any other property received will be ordinary income to the participant, and we generally will be entitled to a tax deduction in the same amount.

Existing Awards under the Plan

312,500 shares of common stock and options to purchase an aggregate of 1,183,875 shares of common stock have been awarded under the Plan as of December 1, 2014, including 212,500 shares of common stock and options to purchase an aggregate of 611,500 shares of common stock awarded to the Company’s executive officers and directors.

Vote Required

The affirmative (“FOR”) vote of a majority of the votes cast at the Special Meeting is necessary to approve Proposal No. 4.  Approval of Proposal No. 4 also is conditioned on the approval of Proposal No. 1.  If Proposal No. 1 is not approved, then Proposal No. 4 will have no effect even if approved by our stockholders.

Recommendation of the Board

The Board unanimously recommends a vote “FOR” Proposal No. 4.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of our common stock as of December 1, 2014, by:

•	each person, or group of affiliated persons, known to us to beneficially own more than 5% of our outstanding common stock;

•	each of our directors and named executive officers; and

•	all of our directors and executive officers as a group.

The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.  The information relating to our 5% beneficial owners is based on information we received from such holders.  Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of a security, or investment power, which includes the power to dispose of or to direct the disposition of a security.  A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days.  Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage.  Under these rules, more than one person may be deemed a beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.  Except as otherwise indicated in the footnotes to the table below, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock, and the address of persons listed below is c/o Remark Media, Inc., 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169.

Name of Beneficial Owner	Number of Shares of Common Stock	Percentage of Outstanding Common Stock(1)
5% or Greater Stockholders
Digipac, LLC(2)	5,005,427	35.0%
Blucora, Inc.(3)	738,950	5.7%
Directors and Named Executive Officers
Kai-Shing Tao(4)	5,931,907	40.2%
Theodore P. Botts(5)	69,184	*
Robert G. Goldstein(6)	42,956	*
William W. Grounds(7)	37,000	*
Jason E. Strauss(8)	18,750	*
Douglas M. Osrow(9)	237,500	1.8%
Bradley T. Zimmer(10)	125,172	*
All executive officers and directors as a group (7 persons)(11)	6,462,469	42.9%

________________
* Represents holdings of less than 1% of shares outstanding.

(1)
The applicable percentage of ownership for each beneficial owner is based on 12,852,255 shares of common stock outstanding as of December 1, 2014.  Shares of common stock issuable upon exercise of options, warrants or other rights beneficially owned that are exercisable within 60 days are deemed outstanding for the purpose of computing the percentage ownership of the person holding such securities and rights and all executive officers and directors as a group.

(2)
Consists of 3,556,672 shares of common stock and 1,448,755 shares of common stock issuable upon conversion of the Digipac Notes held by Digipac.  Mr. Tao, as the manager and a member of Digipac, may be deemed to beneficially own the shares of common stock beneficially owned by Digipac.  Mr. Tao disclaims beneficial ownership of such shares, except to the extent of his pecuniary interest therein.  The address of Digipac is One Hughes Center Drive, Unit 1601, Las Vegas, Nevada 89169.

(3)
Consists of 738,950 shares of common stock held by InfoSpace, LLC (“InfoSpace”), a wholly-owned subsidiary of Blucora, Inc. (“Blucora”).  The address of Blucora is 10900 NE 8th Street, Suite 800, Bellevue, Washington 98004.  This disclosure is based solely on information contained in a Schedule 13D amendment filed by InfoSpace and Blucora with the SEC on June 3, 2014.

(4)
Consists of (i) 186,909 shares of Common Stock and options to purchase 442,750 shares of Common Stock held by Mr. Tao, (ii) 3,556,672 shares of Common Stock and 1,448,755 shares of Common Stock issuable upon conversion of convertible promissory notes held by Digipac, (iii) 275,000 shares of Common Stock held by Pacific Star Capital Management, L.P. (“Pacific Star Capital”) and (iv) 21,821 shares of Common Stock held by Pacific Star HSW LLC (“Pacific Star HSW”).  Mr. Tao, as the manager and a member of Digipac, the Chief Investment Officer and sole owner of Pacific Star Capital, and the control person of Pacific Star HSW, may be deemed to beneficially own the shares of Common Stock beneficially owned by Digipac, Pacific Star Capital and Pacific Star HSW.  Mr. Tao disclaims beneficial ownership of the shares of Common Stock beneficially owned by Digipac and Pacific Star HSW, except to the extent of his pecuniary interest therein.

(5)	Includes 27,857 shares of common stock issuable upon exercise of options.

(6)	Includes 25,000 shares of common stock issuable upon exercise of options.

(7)	Includes 25,000 shares of common stock issuable upon exercise of options.

(8)	Includes 18,750 shares of common stock issuable upon exercise of options.

(9)	Includes 125,000 shares of common stock issuable upon exercise of options.

(10)	Includes 90,998 shares of common stock issuable upon exercise of options.

(11)
Consists of 4,258,359 shares of common stock, 755,355 shares of common stock issuable upon exercise of options and 1,448,755 shares of common stock issuable upon conversion of convertible promissory notes.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding compensation earned by our named executive officers:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)		Option Awards ($)(1)		All Other Compensation ($)(2)	Total ($)
Kai-Shing Tao(3)	2013	–	35,000	(4)	–		–	35,000
Chairman and Chief Executive Officer	2012	10,000	23,960	(5)	–		–	33,960

Douglas M. Osrow(6)	2013	30,192	175,000	(7)	140,200	(8)	–	345,392
Chief Financial Officer

Bradley Zimmer(9)	2013	150,000	61,200	(10)	–		600	211,800
Former Chief Operating Officer and General Counsel	2012	187,500	–		376,564	(11)	475	564,539
________________

(1)
Reflects the aggregate grant date fair value of stock awards or option awards granted in the applicable year, computed in accordance with Financial Accounting Standard Board Standards Codification Topic 718.  For a discussion of the assumptions and methodologies used to calculate these amounts, please see Note 14. Stockholders’ Equity of the consolidated financial statements included in Item 15 of the 2013 Form 10-K.

(2)	Includes payments for club membership dues, premiums paid for life insurance plans, short-term and long-term disability plans and health club membership dues.
(3)	Effective December 31, 2012, Mr. Tao was appointed by the Board as our Chief Executive Officer. Previously, he was the Co-Chief Executive Officer since October 2012.
(4)
Represents the grant date fair value of 28,000 shares of common stock awarded to Mr. Tao on March 6, 2013 as partial compensation for his service on the Board.  Does not include 275,000 shares of common stock awarded to Pacific Star Capital, of which Mr. Tao is the Chief Investment Officer and sole owner, on February 17, 2014, as compensation for providing Mr. Tao’s services as the Company’s Chief Executive Officer from September 2012 to December 2013.

(5)	Represents the grant date fair value of 4,000 shares of common stock awarded to Mr. Tao on March 28, 2012 as compensation for serving as a member of the Board for 2012.
(6)	Mr. Osrow has served as the Company’s Chief Financial Officer since October 2013.
(7)	Represents the grant date fair value of 50,000 shares of common stock awarded to Mr. Osrow on October 30, 2013. These shares vest in four equal quarterly increments beginning on the date of grant.
(8)
Represents the grant date fair value of options to purchase a total of 50,000 shares of common stock at an exercise price of $5.00 per share awarded to Mr. Osrow on November 30, 2013.  These options vest in four equal quarterly increments beginning on the date of grant.

(9)	Mr. Zimmer served as the Company’s Chief Operating Officer, General Counsel and Secretary through February 7, 2014.
(10)	Represents the grant date fair value of 20,000 shares of common stock awarded to Mr. Zimmer on May 20, 2013.
(11)	Represents the grant date fair value of options to purchase a total of 49,517 shares of common stock at an exercise price of $3.10 per share awarded to Mr. Zimmer on February 1, 2012.

Employment Agreements

Each of the Company’s current executive officers, Messrs. Tao and Osrow, are employees “at will” and do not have employment agreements with the Company.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information regarding equity awards held by named executive officers as of December 31, 2013.

	Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable		Option exercise price ($)	Option expiration date	Number of shares of stock that have not vested (#)		Market value of shares of stock that have not vested ($)
Douglas M. Osrow	–	50,000	(1)	$5.00	10/30/2023
						50,000	(2)	$233,000
Bradley Zimmer	501	–		$32.50	8/12/2018
	22,500	–		$3.85	2/07/2015
	27,500	–		$2.88	2/07/2015
	49,517	–		$3.10	2/07/2015

(1)	¼ of these options vest on each of January 30, 2014, April 30, 2014, July 30, 2014 and October 30, 2014.
(2)	¼ of these shares vest on each of January 30, 2014, April 30, 2014, July 30, 2014 and October 30, 2014.

2006 Equity Incentive Plan, 2010 Equity Incentive Plan and 2014 Incentive Plan

The Company has made grants of stock options and restricted stock under the Company’s 2006 Equity Incentive Plan adopted April 13, 2006, the Company’s 2010 Equity Incentive Plan adopted June 15, 2010, and the Company’s 2014 Incentive Plan adopted May 22, 2014 (collectively, the “Equity Incentive Plans”).  The amount of grants that recipients receive is generally based on their particular position within the Company and achievement of certain performance metrics established by the Board.  All grants require the approval of the Compensation Committee.

Director Compensation

The following table sets forth a summary of the compensation earned by each non-employee director who served on the Board during the fiscal year ended December 31, 2013:

Name	Stock Awards ($)	Total ($)
Theodore P. Botts	45,000	45,000
Robert G. Goldstein	54,766	54,766
William W. Grounds	26,530	26,530

On March 6, 2013, Mr. Botts received an award of 36,000 shares of our common stock as compensation for his service on the Board during 2013.  On May 14, 2013, Mr. Goldstein received an award of 17,956 shares of our common stock as compensation for his service on the Board during 2013.  On October 31, 2013, Mr. Grounds received an award of 7,000 shares of our common stock as compensation for his service on the Board during 2013.

On February 17, 2014, each of Messrs. Botts, Goldstein and Grounds received an award of options to purchase 25,000 shares of our common stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014.  On March 13, 2014, Mr. Strauss received an award of options to purchase 18,750 shares of our common stock at an exercise price of $6.30 per share as compensation for his service on the Board during 2014.  These options were granted under the 2014 Incentive Plan.  These options will vest as follows: for Messrs. Botts, Goldstein and Grounds, 1/4 of the options will be deemed to vest on each of March 31, 2014, June 30, 2014, September 30, 2014 and December 31, 2014; and for Mr. Strauss, 1/3 of the options will be deemed to vest on each of June 30, 2014, September 30, 2014 and December 31, 2014.

Equity Compensation Plan Information

The following table provides information as of December 31, 2013, about our common stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans (including individual arrangements):

	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Plan category:	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	655,372	$14.59	283,007
Equity compensation plans not approved by security holders	-	$-	-
Total	655,372		283,007

(1)
Our 2010 Equity Incentive Plan was approved by our stockholders on June 15, 2010 and an amendment was approved on December 30, 2011.  Our 2006 Equity Incentive Plan was approved by our stockholders on April 13, 2006.  Our 2014 Incentive Plan is not reflected herein because it was not adopted by the Board or approved by our stockholders until after December 31, 2013.

STOCKHOLDER PROPOSALS

Proposals of stockholders intended to be presented at the 2015 Annual Meeting of Stockholders (the “2015 Annual Meeting”) must be received by the Company by no later than December 31, 2014, for inclusion in our proxy statement and form of proxy relating to the 2015 Annual Meeting.

Under SEC rules, if the Company does not receive notice of a stockholder proposal at least 45 days prior to the first anniversary of the date of mailing of the prior year’s proxy statement, then the Company will be permitted to use its discretionary voting authority when the proposal is raised at the annual meeting, without any discussion of the matter in the proxy statement.  In connection with the 2015 Annual Meeting, if the Company does not have notice of a stockholder proposal on or before March 16, 2015, the Company will be permitted to use its discretionary voting authority as outlined above.

The Bylaws establish procedures for stockholder nominations for elections of directors of the Company and bringing business before any annual meeting or special meeting of stockholders of the Company. For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action.  To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Company not less than 60 days nor more than 90 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the stockholder to be timely must be delivered not earlier than the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

With respect to nominations, to be in proper written form, a stockholder’s notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) the class or series and number of shares of capital stock of the Company, if any, which are owned beneficially or of record by the person and (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving notice (1) the name and record address of such stockholder, (2) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (3) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the person(s) named in its notice and (5) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.  Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

With respect to other business, to be in proper written form, a stockholder’s notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (1) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (2) the name and record address of such stockholder, (3) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

PROXY SOLICITATION

The solicitation of proxies is made on behalf of the Board and the cost of soliciting proxies will be borne by the Company.  Proxies may be solicited through the mail and through telephonic or telegraphic communications to, or by meetings with, stockholders or their representatives by directors, officers and other employees of the Company who will receive no additional compensation therefor.

The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy.  The Company will reimburse such persons for their reasonable expenses.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

We file annual, quarterly and current reports, proxy statements and other information with the SEC. You may read and copy any document we file at the SEC public reference room located at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. Our SEC filings are also available to the public at the SEC website at www.sec.gov. You also may obtain free copies of the documents we file with the SEC, including this Proxy Statement, by going to our website, www.remarkmedia.com.  Our website address is provided as an inactive textual reference only. The information provided on our website, other than copies of the documents listed below that have been filed with the SEC, is not part of this Proxy Statement, and therefore is not incorporated herein by reference.

Statements contained in this Proxy Statement, or in any document incorporated by reference in this Proxy Statement regarding the contents of any contract or other document, are not necessarily complete and each such statement is qualified in its entirety by reference to that contract or other document filed as an exhibit with the SEC. The SEC allows us to “incorporate by reference” into this Proxy Statement documents we file with the SEC. This means that we can disclose important information to you by referring you to those documents. The information incorporated by reference is considered to be a part of this Proxy Statement, and later information that we file with the SEC will update and supersede that information. We incorporate by reference the documents listed below and any documents that we may file with the SEC pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act after the date of this Proxy Statement and before the date of the Special Meeting.

1.	Our Annual Report on Form 10-K for the fiscal year ended December 31, 2013, filed with the SEC on March 31, 2014 and amended on April 7, 2014;

2.
Our Quarterly Reports on Form 10-Q for the fiscal quarter ended March 31, 2014, filed with the SEC on May 15, 2014, for the fiscal quarter ended June 30, 2014, filed with the SEC on August 14, 2014, and for the fiscal quarter ended September 30, 2014, filed with the SEC on November 14, 2014;

3.
Our Current Reports on Form 8-K filed with the SEC on January 24, 2014, February 4, 2014, February 18, 2014, February 21, 2014, March 13, 2014, April 23, 2014, May 7, 2014 (as amended on July 18, 2014 and July 23, 2014), May 22, 2014 and November 17, 2014; and

4.
The description of our Common Stock contained in our Registration Statement on Form 8-A (Registration No. 001-33720) filed with the SEC on October 3, 2007, including any amendments or reports filed for the purpose of updating such description.

Any person, including any beneficial owner, to whom this Proxy Statement is delivered may request copies of proxy statements and any of the documents incorporated by reference in this document or other information concerning us, without charge, by written request directed to Remark Media, Inc., 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169, Attention: Corporate Secretary, or obtain them on our website, www.remarkmedia.com, or from the SEC through the SEC’s website at the address provided above. Documents incorporated by reference are available without charge, excluding any exhibits to those documents unless the exhibit is specifically incorporated by reference into those documents.

THIS PROXY STATEMENT DOES NOT CONSTITUTE THE SOLICITATION OF A PROXY IN ANY JURISDICTION TO OR FROM ANY PERSON TO WHOM OR FROM WHOM IT IS UNLAWFUL TO MAKE SUCH PROXY SOLICITATION IN THAT JURISDICTION. YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED OR INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT TO VOTE YOUR SHARES AT THE SPECIAL MEETING. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED DECEMBER 8, 2014. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE, AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS DOES NOT CREATE ANY IMPLICATION TO THE CONTRARY.

ANNEX A

FORM OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

ARTICLE I

Name

The name of the corporation is Remark Media, Inc. (the “Corporation”).

ARTICLE II

Registered Office and Registered Agent

The address of the registered office of the Corporation in the State of Delaware is Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, in the county of New Castle, Delaware 19801.

The name of the registered agent of the Corporation at such address is The Corporation Trust Company.

ARTICLE III

Corporate Purpose

The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (the “General Corporation Law”).

ARTICLE IV

Capital Stock

Section 1.            Shares, Classes and Series Authorized.  The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is Fifty-One Million (51,000,000) shares, of which Fifty Million (50,000,000) shares shall be Common Stock, par value $0.001 per share (hereinafter called “Common Stock”) and One Million (1,000,000) shares shall be Preferred Stock, par value $0.001 per share (hereinafter called “Preferred Stock”).

Section 2.            Description of Capital Stock.  The following is a description of each of the classes of capital stock which the Corporation has authority to issue with the designations, preferences, voting powers and participating, optional or other special rights and the qualifications, limitations or restrictions thereof:

(a)           Rights and Restrictions of Preferred Stock.  Authority is hereby expressly vested in the Board of Directors of the Corporation (the “Board”), subject to the provisions of this Article IV and to the limitations prescribed by law, without shareholder action, to authorize the issue from time to time of one or more series of Preferred Stock and with respect to each such series to fix by resolution or resolutions of the Board providing for the issue of such series the voting powers, full or limited, if any, of the shares of such series and the designations, preferences and relative, participating, optional or other special rights and the qualifications, limitations or restrictions thereof.  The authority of the Board with respect to each series shall include, but not be limited to, the determination or fixing of the following:

(i)           The designation of such series.

(ii)          The dividend rate of such series, the conditions and dates upon which such dividends shall be payable, the relation which such dividends shall bear to the dividends payable on any other class or classes or series of the Corporation’s capital stock, and whether such dividends shall be cumulative or non-cumulative.

(iii)         Whether the shares of such series shall be subject to redemption for cash, property or rights, including securities of the Corporation or of any other corporation, by the Corporation at the option of either the Corporation or the holder or both or upon the happening of a specified event, and, if made subject to any such redemption, the times or events, prices and other terms and conditions of such redemption.

(iv)         The terms and amount of any sinking fund provided for the purchase or redemption of the shares of such series.

(v)          Whether or not the shares of such series shall be convertible into, or exchangeable for, at the option of either the holder or the Corporation or upon the happening of a specified event, shares of any other class or classes or of any other series of the same or any other class or classes of the Corporation’s capital stock, and, if provision be made for conversion or exchange, the times or events, prices, rates, adjustments and other terms and conditions of such conversions or exchanges.

(vi)         The restrictions, if any, on the issue or reissue of any additional Preferred Stock.

(vii)        The rights of the holders of the shares of such series upon the voluntary or involuntary liquidation, dissolution or winding-up of the Corporation.

(viii)       The provisions as to voting (which may be one or more votes per share or a fraction of a vote per share), optional and/or other special rights and preferences, if any.

For all purposes, this Certificate of Incorporation shall include each certificate of designations (if any) setting forth the terms of a series of Preferred Stock.

(b)           Rights and Restrictions of Common Stock.  The powers, preferences, rights, qualifications, limitations or restrictions thereof in respect to the Common Stock are as follows:

(i)           The Common Stock is junior to the Preferred Stock and is subject to all the powers, rights, privileges, preferences and priorities of the Preferred Stock as herein or in any resolution or resolutions adopted by the Board pursuant to authority expressly vested in it by the provisions of Section 2 of this Article IV.

(ii)          The Common Stock shall have voting rights for the election of directors and for all other purposes, each holder of Common Stock being entitled to one vote for each share thereof held by such holder, except as otherwise required by law.  The ability of the stockholders to engage in cumulative voting is hereby specifically denied.

(iii)         Subject to the rights of the holders of any series of Preferred Stock, holders of Common Stock shall be entitled to receive such dividends and distributions (whether payable in cash or otherwise) as may be declared on the shares of Common Stock by the Board from time to time out of assets or funds of the Corporation legally available therefor.

(iv)         Subject to the rights of the holders of any series of Preferred Stock, in the event of any liquidation, dissolution or winding-up of the Corporation (whether voluntary or involuntary), the assets of the Corporation available for distribution to stockholders shall be distributed in equal amounts per share to the holders of Common Stock.

(c)           Increase or Decrease in Amount of Authorized Shares.  The number of authorized shares of any class or classes of capital stock of the Corporation may be increased or decreased by an amendment to this Certificate of Incorporation authorized by the affirmative vote of the holders of a majority of the total shares of the Common Stock outstanding and entitled to vote thereon and, except as expressly provided in this Certificate of Incorporation or in any resolution or resolutions adopted by the Board pursuant to authority expressly vested in it by the provisions of Section 2 of this Article IV with respect to the Preferred Stock and except as otherwise provided by law, no vote by holders of capital stock of the Corporation other than the Common Stock shall be required to approve such action.

(d)           Shares Entitled to More or Less Than One Vote.  If any class or series of the Corporation’s capital stock shall be entitled to more or less than one vote for any share, on any matter, every reference in this Certificate of Incorporation and in any relevant provision of law to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.

ARTICLE V

Directors

Section 1.            General Powers.  The business and affairs of the Corporation shall be managed by the Board, which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by law, this Certificate of Incorporation or the Bylaws directed or required to be exercised or done by stockholders.

Section 2.            Number and Term of Office.  The size of the Board shall be fixed in accordance with the Corporation’s Bylaws then in effect.  Directors need not be stockholders.  At all times, a majority of the directors on the Board shall be independent directors and the independent directors (including those designated by any stockholder) shall meet all requirements regarding the independence of directors as may be applicable to the Corporation pursuant to applicable law or the rules of the stock exchange on which the shares of Common Stock are listed.  Directors shall be elected at the annual meeting of the stockholders.  If, for any cause, the directors shall not have been elected at an annual meeting, they may be elected as soon thereafter as convenient at a special meeting of the stockholders called for that purpose in the manner provided in the Bylaws.  Each director shall serve until his successor is duly elected and qualified or until his death, resignation or removal.  No decrease in the number of directors constituting the Board shall shorten the term of any incumbent director.

Section 3.            Resignation.  Any director may resign at any time by delivering his written resignation to the Secretary, such resignation to specify whether it will be effective at a particular time, upon receipt by the Secretary or at the pleasure of the Board.  If no such specification is made, it shall be deemed effective at the pleasure of the Board.  When one or more directors shall resign from the Board, a majority of the remaining directors then in office shall have the power to fill such vacancy or vacancies, the vote thereon to take effect on the later of the date of such vote or when such resignation or resignations shall become effective, and each director so chosen shall hold office for the unexpired portion of the term of the director whose place shall be vacated and until his successor shall have been duly elected and qualified.

Section 4.            Removal.  Subject to the rights of the holders of any series of Preferred Stock then outstanding, except as provided herein otherwise, (a) any director, or the entire Board, may be removed from office at any time, with or without cause, by the affirmative vote of the holders of record of outstanding shares representing a majority of the voting power of all the shares of capital stock of the Corporation then entitled to vote generally in the election of directors, voting together as a single class, and (b) any director may be removed from office at any time, but only for cause, by the affirmative vote of a majority of all directors of the Board.

Section 5.            Vacancies.  Any vacancies on the Board resulting from death, resignation, disqualification, removal or other causes, and any newly created directorships resulting from any increase in the number of directors, shall be filled only by the affirmative vote of a majority of the remaining directors, even though less than a quorum of the Board.  Any director elected to fill a vacancy in accordance with the preceding sentence shall hold office for the remainder of the full term of the director with respect to which the vacancy was created or occurred and until such director’s successor shall have been elected and qualified, and any director so elected to fill a newly-created directorship shall hold office until the next annual meeting of the stockholders and until such director’s successor shall have been elected and qualified.  A vacancy in the Board shall be deemed to exist in the case of the death, removal or resignation of any director.

Section 6.            Meetings.  (a)  Annual Meetings.  The annual meeting of the Board shall be held immediately before or after the annual meeting of stockholders and may be at the place where such meeting is held.  No notice of an annual meeting of the Board shall be necessary and such meeting shall be held for the purpose of electing officers and transacting such other business as may lawfully come before it.

(b)           Regular Meetings.  Except as hereinafter otherwise provided, regular meetings of the Board shall be held in the office of the Corporation required to be maintained pursuant to Section 1.02 of the Bylaws.  Regular meetings of the Board may also be held at any place within or without the State of Delaware that has been designated by resolution of the Board or the written consent of all directors.

(c)           Special Meetings.  Special meetings of the Board may be held at any time and place within or without the State of Delaware whenever called by the Chairman of the Board, the Vice Chairman or any two of the directors.

(d)           Telephone Meetings.  Any member of the Board, or of any committee thereof, may participate in a meeting by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other and participation in a meeting by such means shall constitute presence in person at such meeting.

(e)           Notice of Meetings.  Notice of the time and place of all special meetings of the Board shall be oral or in writing, by telephone, facsimile, electronic mail, telegraph or telex, during normal business hours in the Eastern time zone in the United States, at least twenty-four (24) hours before the date and time of the meeting, or sent in writing to each director by first class mail, charges prepaid, at least three (3) days before the date of the meeting.  Notice of any meeting may be waived in writing at any time before or after the meeting and will be waived by any director by attendance thereat, except when the director attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

(f)           Waiver of Notice.  The transaction of all business at any meeting of the Board, or any committee thereof, however called or noticed, or wherever held, shall be as valid as though passed at a meeting duly held after regular call and notice, if a quorum be present and if, either before or after the meeting, each of the directors not present shall sign a written waiver of notice.  All such waivers shall be filed with the corporate records or made a part of the minutes of the meeting.

(g)           Quorum and Manner of Acting.  Except as otherwise expressly required by law, this Certificate of Incorporation or the Bylaws, a majority of the total number of directors then in office shall be present in person at any meeting of the Board in order to constitute a quorum for the transaction of business at such meeting, and the vote of a majority of those directors present at any such meeting at which a quorum is present shall be necessary for the passage of any resolution or act of the Board.  In the absence of a quorum for any such meeting, a majority of the directors present thereat may adjourn such meeting from time to time until a quorum shall be present.

(h)           Organization.  At each meeting of the Board, one of the following shall act as chairman of the meeting and preside, in the following order of precedence:

(i)           the Chairman;

(ii)          the Vice Chairman; and

(iii)         any director chosen by a majority of the directors present.

The Secretary or, in the case of his absence, any person (who shall be an Assistant Secretary, if an Assistant Secretary is present) whom the chairman of the meeting shall appoint shall act as secretary of such meeting and keep the minutes thereof.

Section 7.            Committees of the Board.  (a)  The Board may, by resolution passed by a majority of the entire board, designate one or more committees, each committee to consist of one or more directors.  The Board may, by resolution passed by a majority of the entire board, designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of such committee.  In the absence or disqualification of a member of a committee and if the Board has not designated one or more alternates (or if such alternate(s) are then absent or disqualified), the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of any such absent or disqualified member or alternate.  Any such committee, to the extent provided in the resolution of the Board designating such committee or in the Bylaws, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that no such committee shall have such power or authority in reference to amending this Certificate of Incorporation (except that such a committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the Board as provided in Section 151(a) of the General Corporation Law, fix the designations and any of the preferences or rights of such shares relating to dividends, redemption, dissolution, any distribution of assets of the Corporation or the conversion into, or the exchange of such shares for, shares of any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation under Section 251 or 252 of the General Corporation Law, recommending to the stockholders the sale, lease or exchange of all or substantially all the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or the revocation of a dissolution, or amending the Bylaws; provided further, however, that, unless expressly so provided in the resolution of the Board designating such committee, no such committee shall have the power or authority to declare a dividend, to authorize the issuance of stock, or to adopt a certificate of ownership and merger pursuant to Section 253 of the General Corporation Law.  Each committee of the Board shall keep regular minutes of its proceedings and report the same to the Board when so requested by the Board.

(b)           In addition to any other committees that may be established by the Board, the Corporation shall have three standing committees:  the audit committee (the “Audit Committee”), the compensation committee (the “Compensation Committee”) and the nominating committee (the “Nominating Committee”).  Each such standing committee shall consist of at least three (3) directors.  Except as otherwise provided in this Certificate of Incorporation or the Bylaws, each such standing committee shall have such powers and authority as shall be determined by resolutions of the Board.  Notwithstanding the foregoing, all members of the Audit Committee, the Compensation Committee and the Nominating Committee shall also qualify as “independent” as defined by the Marketplace Rules of the Nasdaq Stock Market (the “Nasdaq Rules”) applicable to each such committee, and members of the Audit Committee may not receive compensation from the Corporation other than for service as a board or committee member.

Section 8.            Directors’ Consent in Lieu of Meeting.  Any action required or permitted to be taken at any meeting of the Board or of any committee thereof may be taken without a meeting, without prior notice and without a vote, if a consent in writing or by electronic transmission, setting forth the action so taken, shall be signed by all the members of the Board or such committee and such consent or electronic transmission or transmissions is filed with the minutes of the proceedings of the Board or such committee.  Such filing shall be in paper form if the minutes are maintained in paper form and shall be in electronic form if the minutes are maintained in electronic form.

Section 9.            Compensation.  The Board may determine the compensation of directors.  In addition, as determined by the Board, directors may be reimbursed by the Corporation for their expenses, if any, in the performance of their duties as directors.  No such compensation or reimbursement shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

Section 10.           Other Constituencies.  In taking any action, including action that may involve or relate to a change or potential change in the control of the Corporation, a director of the Corporation may consider, among other things, both the long-term and short-term interest of the Corporation and its stockholders and the effects that the Corporation’s actions may have in the short term or long term upon any one or more of the following matters:

(i)           the prospects for potential growth, development, productivity and profitability of the Corporation;

(ii)          the Corporation’s current employees;

(iii)         the Corporation’s employees and other beneficiaries receiving or entitled to receive retirement, welfare or similar benefits from or pursuant to any plan sponsored, or agreement entered into, by the Corporation;

(iv)         the Corporation’s customers and creditors;

(v)          the ability of the Corporation to provide, as a going concern, goods, services, employment opportunities and employment benefits and otherwise to contribute to the communities in which it does business; and

(vi)         such other additional factors as a director may consider appropriate in such circumstances.

Nothing in this Section 10 shall create any duty owed by any director of the Corporation to any person or entity to consider, or afford any particular weight to, any of the foregoing matters or to limit his or her consideration to the foregoing matters.  No such employee, former employee, beneficiary, customer, creditor or community or member thereof shall have any rights against any director of the Corporation or the Corporation under this Section 10.

ARTICLE VI

Meetings of Stockholders;
Corporation Books

Section 1.            Stockholders Meetings.  Meetings of holders of capital stock of the Corporation may be held outside the State of Delaware if the Bylaws so provide.  Any action required or permitted to be taken by the holders of capital stock of the Corporation must be effected at a duly called annual or special meeting of holders of capital stock of the Corporation, and no action shall be taken by such holders by written consent without a meeting.  Special meetings of holders of capital stock of the Corporation may be called only by the Board.  The ability of the stockholders to call a special meeting of stockholders of the Corporation is specifically denied.

Section 2.            Books of Corporation.  Except as otherwise provided by law, the books of the Corporation may be kept outside the State of Delaware at such place or places as may be designated from time to time by the Board or in the Bylaws of the Corporation.

ARTICLE VII

Limitation of Directors’ Liability; Indemnification by Corporation; Insurance

Section 1.            Limitation of Directors’ Liability.  (a)  No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except, to the extent provided by applicable law, for liability (i) for breach of the director’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit.  If the Delaware General Corporation Law is hereafter amended to authorize corporate action further limiting or eliminating the personal liability of directors, then the liability of each director of the Corporation shall be limited or eliminated to the full extent permitted by the Delaware General Corporation Law as so amended from time to time.

(b)           Neither the amendment nor repeal of this Section 1, nor the adoption of any provision of this Certificate of Incorporation inconsistent with this Section 1, shall eliminate or reduce the effect of this Section 1 in respect of any matter occurring, or any cause of action, suit or claim that, but for this Section 1, would accrue or arise, prior to such amendment, repeal or adoption of an inconsistent provision.

Section 2.            Indemnification by Corporation.  (a)  The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the person’s conduct was unlawful.

(b)           The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the person is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the Corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

(c)           To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 2(a) and (b), or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

(d)           Any indemnification under Sections 2(a) and (b) (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the present or former director, officer, employee or agent is proper in the circumstances because the person has met the applicable standard of conduct set forth in Sections 2(a) and (b).  Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion, or (iv) by the stockholders of the Corporation.

(e)           Expenses (including attorneys’ fees) incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation pursuant to this Article VII.  Such expenses (including attorneys’ fees) incurred by former directors and officers or other employees and agents may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate.

(f)           The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any law, bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office.

(g)           For purposes of this Article VII, references to “the Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, and employees or agents so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued.

(h)           For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the Corporation” shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves service by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the Corporation” as referred to in this Article VII.

(i)           The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

Section 3.            Insurance.  The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation, or is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of Section 145 of the General Corporation Law.

ARTICLE VIII

Bylaws

The Board shall have the power to adopt, amend or repeal the Bylaws of the Corporation.

ARTICLE IX

Reorganization

Whenever a compromise or arrangement is proposed between this Corporation and its creditors or any class of them and/or between this Corporation and its stockholders or any class of them, any court of equitable jurisdiction within the State of Delaware may, on the application in a summary way of this Corporation or of any creditor or stockholder thereof or on the application of any receiver or receivers appointed for this Corporation under Section 291 of Title 8 of the General Corporation Law or on the application of trustees in dissolution or of any receiver or receivers appointed for this Corporation under Section 279 of Title 8 of the General Corporation Law order a meeting of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, to be summoned in such manner as the said court directs.  If a majority in number representing a majority in value of the creditors or class of creditors, and/or of the stockholders or class of stockholders of this Corporation, as the case may be, agree to any compromise or arrangement and to any reorganization of this Corporation as a consequence of such compromise or arrangement, the said compromise or arrangement and the said reorganization shall, if sanctioned by the court to which the said application has been made, be binding on all the creditors or class of creditors, and/or on all the stockholders or class of stockholders, of this Corporation, as the case may be, and also on this Corporation.

ARTICLE X

Personal Liability of Directors or Officers

A director or any officer of the Corporation shall not be personally liable to the Corporation or its stockholders for the breach of any duty owed to the Corporation or its stockholders except to the extent that an exemption from personal liability is not permitted by the General Corporation Law of the State of Delaware.

ARTICLE XI

Denial of Preemptive Rights

No holder of any class of capital stock of the Corporation, whether now or hereafter authorized, shall be entitled, as such, as a matter of right, to subscribe for or purchase any part of any new or additional issues of capital stock of the Corporation of any class whatsoever, or of securities convertible into or exchangeable for capital stock of the Corporation of any class whatsoever, whether now or hereafter authorized, or whether issued for cash, property or services.

ARTICLE XII

Amendment

The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation in the manner now or hereafter prescribed by law, and all the provisions of this Certificate of Incorporation and all rights and powers conferred in this Certificate of Incorporation on stockholders, directors and officers are subject to this reserved power.

ANNEX B

MARKED COPY OF AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

~~(e) Reverse Stock Split. Effective upon filing on February 16, 2010 of a Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation with the Secretary of State of the State of Delaware (the "Effective Time"), each share of the Corporation's Common Stock, par value $0.001 per share, authorized, including those that are issued and outstanding at 5:00 P.M. Eastern time on February 10, 2010 (the "Old Common Stock"), were automatically reclassified as and converted into one-tenth of a share of Common Stock, par value $0.001 per share (the "New Common Stock") of the Corporation. No fractional shares of New Common Stock of the Corporation were issued. As soon as practicable following the Effective Time, the Corporation notified its shareholders of record on the Record Date to transmit outstanding share certificates to the Corporation's exchange agent and registrar ("Exchange Agent") and the Corporation caused the Exchange Agent to issue new book entries representing one share of common stock for every 10 shares transmitted and held of record on the Record Date; and in settlement of fractional interests that might arise as a result of such combination on the Record Date, caused the Exchange Agent to disburse to such holders a cash payment in an amount equal to the product obtained by multiplying (i) the closing sales price of the Corporation's Common Stock on the day of the Effective Time as reported on The Nasdaq Global Market by (ii) the number of shares of the Corporation's Common Stock held by a holder that would otherwise have been exchanged for a fractional share interest, as determined by the Board.~~

ARTICLE V

Directors

ANNEX C

FORM OF AMENDED 2014 INCENTIVE PLAN

ARTICLE 1
Establishment, Purpose, and Duration

1.1           Establishment of the Plan.  Remark Media, Inc., a Delaware corporation (together with any successor thereto as provided in Article 18, hereinafter referred to as the “Company”), hereby establishes an incentive compensation plan to be known as the 2014 Incentive Plan (hereinafter referred to as the “Plan”), as set forth in this document.  The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units and Other Stock-Based Awards (each as defined below).

The Plan is adopted and is effective as of February 17, 2014 (the “Effective Date”) and shall remain in effect as provided in Section 1.3; provided, however, no Option (as defined below) may be exercised and no other Award (as defined below) may be exercised or otherwise paid until the Plan has been approved by the Company’s stockholders at a meeting at which approval of the Plan is considered.

1.2           Purpose of the Plan.  The purpose of the Plan is to promote the interests of the Company and its stockholders by aligning the interests of the Participants, through the ownership of Shares (as defined below) and through other incentives, with the interests of the Company’s stockholders, and by providing flexibility to the Company to attract, motivate, and retain Employees (as defined below), Directors (as defined below), consultants and advisors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend.

1.3           Duration of the Plan.  Unless sooner terminated as provided herein, the Plan shall terminate 10 years from the Effective Date.  After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

ARTICLE 2
Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1           “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the General Rules and Regulations of the Exchange Act.

2.2           “Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3           “Award” means, individually or collectively, a grant under the Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.4           “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 promulgated under the General Rules and Regulations under the Exchange Act.

2.5           “Board” or “Board of Directors” means the Board of Directors of the Company.

2.6           “Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.7           “Change in Control” means a Change in Control as defined in Article 15.

2.8           “Code” means the Internal Revenue Code of 1986, as amended from time to time.

2.9           “Committee” means the Compensation Committee of the Board, or any other committee designated by the Board to administer the Plan.  The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.  The Committee shall consist solely of two or more directors who are “nonemployee directors” under Rule 16b-3 promulgated under the Exchange Act, “outside directors” as defined under Section 162(m) of the Code, and “independent directors” under the listing requirements of the Nasdaq Stock Market, or any similar rule or listing requirement that may be applicable to the Company from time to time.

2.10           “Company” has the meaning set forth in Section 1.1.

2.11           “Covered Employee” means a Participant who is a “covered employee,” as defined in Section 162(m) of the Code.

2.12           “Digipac” means Digipac, LLC, a Delaware limited liability company, and its Affiliates.

2.13           “Director” means a member of the Board of Directors of the Company, its Affiliates and/or Subsidiaries.

2.14           “Effective Date” has the meaning set forth in Section 1.1.

2.15           “Employee” means any employee of the Company, its Affiliates and/or Subsidiaries.

2.16           “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

2.17           “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.18           “Evidence of Award” means an agreement, certificate, resolution or other type or form of writing or other evidence approved by the Committee which sets forth the terms and conditions of an Award.  An Evidence of Award may be in any electronic medium, may be limited to a notation on the books and records of the Company and, with the approval of the Committee, need not be signed by a representative of the Company or a Participant.

2.19           “Fair Market Value” or “FMV” means the last sales price reported for the Shares on the applicable date as reported on the principal national securities exchange in the United States on which it is then traded, or, if such date is not a trading day, the last prior day on which the Shares were so traded; or if not so listed, the mean between the closing bid and asked prices of publicly traded Shares in the over-the-counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code.  If, however, the required accounting standards used to account for equity Awards granted to Participants are substantially modified subsequent to the Effective Date such that fair value accounting for such Awards becomes required, the Committee shall have the ability to determine an Award’s FMV based on the relevant facts and circumstances, but with respect to any Options or SARs in a manner that would not subject an otherwise exempt award to the Section 409A Rules.

2.20           “Full Value Award” means an Award other than in the form of an Option or SAR, and which is settled by the issuance of Shares.

2.21           “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article 7.

2.22           “Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.23           “Incentive Stock Option” means an Option that is intended to qualify as an “incentive stock option” under Section 422 of the Code.

2.24           “Nonqualified Stock Option” means an Option that is not intended to meet the requirements of Section 422 of the Code, or that otherwise does not meet such requirements.

2.25           “Option” means the right to purchase Shares granted to a Participant in accordance with Article 6.  Options granted under the Plan may be Nonqualified Stock Options, Incentive Stock Options or a combination thereof.

2.26           “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.27           “Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 10.

2.28           “Participant” means any eligible person as set forth in Section 5.1 to whom an Award is granted.

2.29           “Performance-Based Compensation” means compensation under an Award that satisfies the requirements of Section 162(m) of the Code for deductibility of remuneration paid to Covered Employees.

2.30           “Performance Measures” means measures as described in Article 11 on which the performance goals are based and which are approved by the Company’s stockholders pursuant to the Plan in order to qualify Awards as Performance-Based Compensation.

2.31           “Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32           “Performance Share” means an Award granted to a Participant, as described in Article 9.

2.33           “Performance Unit” means an Award granted to a Participant, as described in Article 9.

2.34           “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a “substantial risk of forfeiture” within the meaning of Section 83 of the Code (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35           “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36           “Plan” has the meaning set forth in Section 1.1.

2.37           “Plan Year” means the Company’s fiscal year that begins January 1 and ends December 31.

2.38           “Restricted Stock” means Shares granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.39           “Restricted Stock Unit” means a unit granted or sold to a Participant pursuant to Article 8 as to which the Period of Restriction has not lapsed.

2.40           “Section 409A Rules” means the rules promulgated pursuant to Section 409A of the Code.

2.41           “Securities Act” means the Securities Act of 1933, as amended from time to time, or any successor act thereto.

2.42           “Share” means a share of common stock of the Company, $0.001 par value per share.

2.43           “Stock Appreciation Right” or “SAR” means an Award, designated as a SAR and granted pursuant to the terms of Article 7 herein.

2.44           “Subsidiary” means a corporation, company or other entity (i) more than 50% of whose outstanding shares or securities (representing the right to vote for the election of directors or other managing authority) are, or (ii) which does not have outstanding shares or securities (as may be the case in a partnership, joint venture or unincorporated association), but more than 50% of whose ownership interest representing the right generally to make decisions for such other entity is, now or hereafter, owned or controlled, directly or indirectly, by the Company, except that for purposes of determining whether any person may be a Participant for purposes of any grant of Incentive Stock Options, “Subsidiary” means any corporation in which at the time the Company owns or controls, directly or indirectly, more than 50% of the total combined voting power represented by all classes of stock issued by such corporation.

ARTICLE 3
Administration

3.1           General.  The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan.  The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority at a meeting duly held.  The Committee may employ attorneys, consultants, accountants, agents, and other persons, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons.  All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.

3.2           Authority of the Committee.  The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Evidence of Award or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper.  Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in an Evidence of Award, and, subject to Article 16, adopting modifications and amendments to the Plan or any Evidence of Award, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company, its Affiliates, and/or its Subsidiaries operate.  If the Committee does not exist or is unable to act for any reason, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board.

ARTICLE 4

Shares Subject to the Plan and Maximum Awards

4.1           Number of Shares Available for Awards.

(a)           Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan shall be 6,000,000 Shares, all of which can be Incentive Stock Options.

(b)           Of the Shares reserved for issuance under Section 4.1(a) of the Plan, all of the reserved Shares may be issued pursuant to Full Value Awards.

4.2           Share Usage.  Shares covered by an Award shall only be counted as used to the extent they are actually issued.  Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares (other than SARs settled in cash), or are exchanged with the Committee’s permission, prior to the issuance of Shares, for Awards not involving Shares, shall be available again for grant under the Plan.  Moreover, if the Option Price of any Option granted under the Plan or the tax withholding requirements with respect to any Award granted under the Plan are satisfied by tendering Shares to the Company (by either actual delivery or by attestation), or if a SAR is exercised, only the number of Shares issued, net of the Shares tendered, if any, will be deemed delivered for purposes of determining the maximum number of Shares available for delivery under the Plan and any Shares so tendered shall again be available for issuance under the Plan.  To the extent any SAR is settled, in whole or in part, in cash, the number of Shares available for issuance under this Section shall not be reduced.  The maximum number of Shares available for issuance under the Plan shall not be reduced to reflect any dividends or dividend equivalents that are reinvested into additional Shares or credited as additional Restricted Stock, Restricted Stock Units, Performance Shares, or Other Stock-Based Awards.  The Shares available for issuance under the Plan may be authorized and unissued Shares, treasury Shares or a combination thereof.

4.3           Annual Award Limits.  Subject to the terms of Section 4.1 hereof, the maximum number of Shares that may be subject to Awards granted in any Plan Year to any individual Participant shall be 650,000, all of which can be Options or SARs.  The maximum amount of any Cash-Based Award payable to a Covered Employee with respect to any fiscal year of the Company shall not exceed $300,000.

4.4           Adjustments in Authorized Shares.  In the event of any corporate event or transaction (including, but not limited to, a change in the shares of the Company or the capitalization of the Company) such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split-up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, may substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and/or other value determinations applicable to outstanding Awards.

Except as otherwise provided by Section 162(m) of the Code, the Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods.  The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

Subject to the provisions of Article 16, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the rules under Section 422 of the Code and the Section 409A Rules, where applicable.

ARTICLE 5

Eligibility and Participation

5.1           Eligibility.  Individuals eligible to participate in the Plan include all Employees and nonemployee Directors, and all consultants and advisors to the Company, its Affiliates and/or Subsidiaries.

5.2           Actual Participation.  Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.  In making this determination, the Committee may consider any factors it deems relevant, including without limitation, the office or position held by a Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary or Affiliate, the Participant’s length of service, promotions and potential.

ARTICLE 6

Options

6.1           Grant of Options.  Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided that Incentive Stock Options may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted under Sections 422 and 424 of the Code).

6.2           Evidence of Award.  Each Option grant shall be evidenced by an Evidence of Award that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.  The Evidence of Award also shall specify whether the Option is intended to be an Incentive Stock Option or a Nonqualified Stock Option.

6.3           Option Price.  The Option Price for each grant of an Option under the Plan shall be as determined by the Committee and shall be specified in the Evidence of Award.  The Option Price may not be less than 100% of the Fair Market Value of the Shares on the date of grant.  With respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, the Option Price of Shares subject to an Incentive Stock Option may not be less than 110% of the Fair Market Value of a Share on the date of grant.

6.4           Duration of Options.  Except as otherwise provided in Section 422 of the Code with respect to any Incentive Stock Option, each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant and specify in the Evidence of Award; provided, however, that no Option shall be exercisable later than the 10th anniversary date of its grant.  In the case of an Incentive Stock Option, with respect to a Participant who owns, directly or indirectly, more than 10% of the total combined voting power of all classes of the capital stock of the Company, or any parent or subsidiary corporation of the Company, as defined in Section 424 of the Code, no Option shall be exercisable later than the 5th anniversary of its date of grant.

6.5           Exercise of Options.  Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve and specify in the Evidence of Award, which terms and restrictions need not be the same for each grant or for each Participant.  After an Option is granted, the Committee, in its sole discretion, may accelerate the exercisability of the Option.

6.6           Payment.  Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price.  The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price; (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, (i) a cashless (broker-assisted) exercise, or (ii) a reduction in the number of Shares that would otherwise be issued by such number of Shares having in the aggregate a Fair Market Value at the time of exercise equal to the portion of the Option Price being so paid.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).

Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7           Restrictions on Share Transferability.  The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable and specify in the Evidence of Award, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Options issued pursuant to this Article 6, and may reflect distinctions based on the reasons for termination.

6.9           Notification of Disqualifying Disposition.  If any Participant shall make any disposition of Shares issued pursuant to the exercise of an Incentive Stock Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition prior to the end of the calendar year in which such disposition occurred.

6.10           Transferability of Options.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no Option granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law; provided that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all Options granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant.  With respect to those Options, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 7

Stock Appreciation Rights

7.1           Grant of SARs.  Subject to the terms and conditions of the Plan, SARs, including Freestanding SARs, may be granted to Participants at any time and from time to time as shall be determined by the Committee.  Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Evidence of Award.  The Grant Price may include (but not be limited to) a Grant Price based on 100% of the FMV of the Shares on the date of grant, a Grant Price that is set at a premium to the FMV of the Shares on the date of grant, or is indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion to the extent consistent with the Section 409A Rules.

7.2           SAR Agreement.  Each SAR Award shall be evidenced by an Evidence of Award that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3           Term of SAR.  The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Evidence of Award, no SAR shall be exercisable later than the 10th anniversary date of its grant.

7.4           Exercise of Freestanding SARs.  Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes and specifies in the Evidence of Award.

7.5           Payment of SAR Amount.  Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)           the excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)           the number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion.  The Committee’s determination regarding the form of SAR payout shall be set forth in the Evidence of Award pertaining to the grant of the SAR.

7.6           Termination of Employment.  To the extent consistent with the Section 409(A) Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.7           Nontransferability of SARs.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law.  Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.  With respect to those SARs, if any, that are permitted to be transferred to another person, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.8           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable.  These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

ARTICLE 8

Restricted Stock and Restricted Stock Units

8.1           Grant of Restricted Stock or Restricted Stock Units.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine.  Restricted Stock Units shall represent the right of a Participant to receive payment upon the lapse of the Period of Restriction.

8.2           Restricted Stock or Restricted Stock Unit Agreement.  Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Evidence of Award that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3           Transferability.  Except as provided in the Plan or an Evidence of Award, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Evidence of Award (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Evidence of Award or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant, except as otherwise provided in an Evidence of Award or at any time by the Committee.

8.4           Other Restrictions.  The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

In the event that the vesting date occurs on a date which is not a trading day on the principal securities exchange on which the Shares are then traded, the Fair Market Value on the last prior trading date will be utilized for cost basis.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.

8.5           Certificate Legend.  In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend as determined by the Committee in its sole discretion.

8.6           Voting Rights.  Unless otherwise determined by the Committee and set forth in a Participant’s Evidence of Award, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.  A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8           Section 83(b) Election.  The Board may provide in an Evidence of Award that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

ARTICLE 9

Performance Units/Performance Shares

9.1           Grant of Performance Units/Performance Shares.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2           Value of Performance Units/Performance Shares.  Each Performance Unit shall have an initial value that is established by the Committee at the time of grant.  Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant.  The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3           Earning of Performance Units/Performance Shares.  Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4           Form and Timing of Payment of Performance Units/Performance Shares.  Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Evidence of Award.  Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period, but not later than the expiration of the deferral period for such Award under the Section 409A Rules.  Any Shares may be granted subject to any restrictions deemed appropriate by the Committee.  The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Evidence of Award pertaining to the grant of the Award.

9.5           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, each Evidence of Award shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Evidence of Award entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6           Nontransferability.  Except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution or as otherwise required by law.  Further, except as otherwise provided in a Participant’s Evidence of Award or otherwise at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his or her lifetime only by such Participant.

ARTICLE 10

Cash-Based Awards and Other Stock-Based Awards

10.1           Grant of Cash-Based Awards.  Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms as the Committee may determine.

10.2           Other Stock-Based Awards.  The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine.  Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3           Value of Cash-Based and Other Stock-Based Awards.  Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee.  Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee.  The Committee may design Cash-Based Awards and Other Stock-Based Awards to qualify as Performance-Based Compensation and may design Cash-Based Awards and Other Stock-Based Awards to not qualify as Performance-Based Compensation.  If the Committee exercises its discretion to establish Cash-Based Awards and Other Stock-Based Awards as Performance-Based Compensation, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the Performance Measures are met.

10.4           Payment of Cash-Based Awards and Other Stock-Based Awards.  Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash, Shares or a combination thereof, as the Committee determines.

10.5           Termination of Employment.  To the extent consistent with the Section 409A Rules and Section 162(m) of the Code, the Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards following termination of the Participant’s employment with or provision of services to the Company, its Affiliates, and/or its Subsidiaries, as the case may be.  Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6           Nontransferability.  Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.  Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his or her lifetime only by such Participant.  With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another person, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

ARTICLE 11

Performance Measures

11.1           Performance Measures.  Unless and until the Committee proposes for stockholder vote and the stockholders approve a change in the general Performance Measures set forth in this Article 11, the performance goals upon which the payment or vesting of an Award to a Covered Employee that is intended to qualify as Performance-Based Compensation shall be limited to one or more of the following Performance Measures: (a) net earnings or net income (before or after taxes and interest/investments); (b) earnings per share; (c) earnings per share growth; (d) net sales growth; (e) net earnings or net income growth (before or after taxes and interest/investment); (f) net operating profit; (g) return measures (including return on assets, capital, equity, or sales); (h) cash flow (including operating cash flow, free cash flow, and cash flow return on capital); (i) earnings before or after taxes, interest, depreciation, and/or amortization; (j) gross or operating margins or growth thereof; (k) productivity ratios; (l) share price (including growth measures and total stockholder return); (m) expense targets; (n) operating efficiency; (o) customer satisfaction; (p) revenue growth; (q) operating profit growth; (r) working capital targets; (s) economic value added; (t) real estate management objectives; (u) sale or disposition of assets; and (v) acquisition of key assets.

Any Performance Measure(s) may be used to measure the performance of the Company, its Subsidiary, and/or its Affiliate as a whole or any business unit of the Company, its Subsidiary, and/or its Affiliate or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparable companies, or published or special index that the Committee, in its sole discretion, deems appropriate, or the Company may select Performance Measure (l) above as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11.

11.2           Evaluation of Performance.  The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (a) asset write-downs; (b) litigation or claim judgments or settlements; (c) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results; (d) any reorganization and restructuring programs; (e) extraordinary nonrecurring items as described in Accounting Standards Codification Topic 225-20 (formerly, Accounting Principles Board Opinion No. 30) and/or in management’s discussion and analysis of financial condition and results of operations appearing in the Company’s annual report to stockholders for the applicable year; (f) acquisitions or divestitures; and (g) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Section 162(m) of the Code for deductibility.

11.3           Adjustment of Performance-Based Compensation.  The terms of Awards that are designed to qualify as Performance-Based Compensation, and that are held by Covered Employees, may not be modified, except to the extent that after such modification the Award would continue to constitute Performance-Based Compensation.  The Committee shall retain the discretion to reduce the amount of any payment under an Award that is designed to qualify as Performance-Based Compensation that would otherwise be payable to a Covered Employee, either on a formula or discretionary basis or any combination, as the Committee determines.

11.4           Committee Discretion.  In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Measures without obtaining stockholder approval of such changes, the Committee shall have sole discretion to make such changes without obtaining stockholder approval.  In addition, in the event that the Committee determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Committee may make such grants without satisfying the requirements of Section 162(m) of the Code and may base vesting on Performance Measures other than those set forth in Section 11.1.

ARTICLE 12

Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit.  Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime.  In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

ARTICLE 13

Deferrals

To the extent permitted by the Section 409A Rules and Section 162(m) of the Code, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Cash-Based Awards or Other Stock-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals, consistent with the Section 409A Rules.

ARTICLE 14

Rights of Participants

14.1           Employment.  Nothing in the Plan or an Evidence of Award shall interfere with or limit in any way the right of the Company, its Affiliates, and/or its Subsidiaries, to terminate any Participant’s employment or service on the Board at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service for any specified period of time.

Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company, its Affiliates, and/or its Subsidiaries and, accordingly, subject to Articles 3 and 16, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.

14.2           Participation.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

14.3           Rights as a Stockholder.  Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE 15

Change in Control

15.1           Change in Control.  For purposes of the Plan, a “Change in Control” shall mean the occurrence during the term of any of the following events:

(a)           In connection with a sale or series of sales of securities of the Company, one Person (including an entity) or more than one Person acting as a group acquires securities of the Company that results in Beneficial Ownership of more than 50% of the outstanding securities entitled to vote generally in the election of directors of the Company;

(b)           All or substantially all (meaning having a total gross fair market value equal to more than 50% of the total gross fair market value of all of the Company’s assets immediately before such acquisition or acquisitions) of the assets of the Company are acquired by one Person (including an entity) or more than one Person acting as a group (during a 12-month period ending on the date of the most recent acquisition by such Person or Persons); or

(c)           The Company is merged, consolidated, or reorganized into or with another corporation or entity during a 12-month period with the result that upon the conclusion of the transaction less than 50% of the outstanding securities entitled to vote generally in the election of directors or other capital interests of the surviving, resulting or acquiring corporation are Beneficially Owned by the stockholders of the Company immediately prior to the completion of the transaction.

Notwithstanding the foregoing, a Change in Control will not be deemed to have occurred (i) as a result of the issuance of stock by the Company in connection with any public offering of its stock or (ii) due to Beneficial Ownership of securities of the Company by Digipac.

15.2           Acceleration of Vesting and Exercisability.  Upon the occurrence of a Change in Control, the Committee may accelerate the vesting and exercisability (as applicable) of any outstanding Awards, in whole or in part, as determined by the Committee in its sole discretion.  In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option or SAR shall terminate within a specified number of days after notice to the Participant, and each such Participant shall receive, with respect to each Share subject to such Option or SAR, an amount equal to the excess of the Fair Market Value of such Share immediately prior to such Change in Control over the applicable Option Price or Grant Price, which amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

ARTICLE 16

Amendment, Modification, Suspension, and Termination

16.1           Amendment, Modification, Suspension, and Termination.  Subject to Sections 16.3 and 16.4, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Evidence of Award in whole or in part; provided, however, that, without the prior approval of the Company’s stockholders and except as provided in Section 4.4, Options or SARs issued under the Plan will not be repriced, replaced, or regranted through cancellation, or by lowering the Option Price of a previously granted Option or the Grant Price of a previously granted SAR, and no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law, regulation, or stock exchange rule.

16.2           Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events.  The Committee may make adjustments, consistent with Section 162(m) of the Code and the Section 409A Rules, in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

16.3           Awards Previously Granted.  Notwithstanding any other provision of the Plan to the contrary (other than Section 16.4), no termination, amendment, suspension, or modification of the Plan or an Evidence of Award shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

16.4           Amendment to Conform to Law.  Notwithstanding any other provision of the Plan to the contrary, the Board may amend the Plan or an Evidence of Award, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Evidence of Award to any present or future law relating to plans of this or similar nature (including, but not limited to, the Section 409A Rules and Section 162(m) of the Code), and to the administrative regulations and rulings promulgated thereunder.

ARTICLE 17

Withholding

17.1           Tax Withholding.  As determined by the Company in good faith, the Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, any foreign, federal, state, or local tax required by law to be withheld with respect to any taxable event arising as a result of the Plan.

17.2           Share Withholding.  With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the amount of any foreign, federal, state, or local tax required by law to be withheld on the transaction as determined by the Company in good faith. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

ARTICLE 18

Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE 19

General Provisions

19.1           Forfeiture Events.

(a)           The Committee may specify in an Evidence of Award that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award.  Such events may include, but shall not be limited to, termination of employment for cause, termination of the Participant’s provision of services to the Company, its Affiliate, and/or its Subsidiary, violation of material Company, Affiliate, and/or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company, its Affiliates, and/or its Subsidiaries.

(b)           If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the persons subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the 12-month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

19.2           Legend.  The certificates for Shares may include any legend, which the Committee deems appropriate in its sole discretion to reflect any restrictions on transfer of such Shares.

19.3           Gender and Number.  Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

19.4           Severability.  In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.  To the extent that any provision of the Plan would prevent any Option that was intended to qualify as an Incentive Stock Option from qualifying as such, that provision shall be null and void with respect to such Option.  Such provision, however, shall remain in effect for other Options and there shall be no further effect on any provision of the Plan.

19.5           Requirements of Law.  The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

19.6           Delivery of Title.  The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)           Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)           Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

19.7           Inability to Obtain Authority.  The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

19.8           Investment Representations.  The Committee may require any person receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the person is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof.

19.9           Uncertificated Shares.  To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

19.10           Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any investments that the Company, and/or its Subsidiaries, and/or Affiliates may make to aid it in meeting its obligations under the Plan.  Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person.  To the extent that any person acquires a right to receive payments from the Company, its Subsidiaries, and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company, a Subsidiary, or an Affiliate, as the case may be.  The Plan is not subject to ERISA.

19.11           No Fractional Shares.  No fractional Shares shall be issued or delivered pursuant to the Plan or any Award.  The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

19.12           Retirement and Welfare Plans.  Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards will be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s or any of its Subsidiaries’ or Affiliates’ retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

19.13           Nonexclusivity of the Plan.  The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

19.14           No Constraint on Corporate Action.  Nothing in the Plan shall be construed to: (i) limit, impair, or otherwise affect the Company’s or any of its Subsidiaries’ or Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (ii) limit the right or power of the Company or any of its Subsidiaries or Affiliates to take any action which such entity deems to be necessary or appropriate.

19.15           Governing Law.  The Plan and each Evidence of Award shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction.  Unless otherwise provided in the Evidence of Award, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Evidence of Award.

Remark Media, Inc.

IMPORTANT SPECIAL MEETING INFORMATION

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Electronic Voting Instructions

Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Vote by Internet

- Go to **www.envisionreports.com/MARK**
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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Special Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — Remark Media, Inc.

Notice of Special Meeting of Stockholders

Proxy Solicited by Board of Directors for Special Meeting - December 23, 2014

The undersigned stockholder of Remark Media, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement, each dated December 8, 2014, and hereby appoints Kai-Shing Tao and Douglas Osrow each as proxy and attorney-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of Remark Media, Inc., to be held on December 23, 2014 at 10:00 a.m., Pacific time, at the offices of Remark Media, Inc. located at 3930 Howard Hughes Parkway, Suite 400, Las Vegas, Nevada 89169 and any adjournment(s) thereof, and to vote all common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR Proposals 1, 2, 3 and 4.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side.)